EXHIBIT 4.4



        ------------------------------------------------------------





                        U.S. AUTO RECEIVABLES COMPANY
                                    Seller



                        CHRYSLER FINANCIAL CORPORATION
                                   Servicer


                                     and


                             THE BANK OF NEW YORK
                                   Trustee


                         ----------------------------


                          SERIES [199_-_] SUPPLEMENT

                        Dated as of [           ], 199[ ]

                                      to

                       POOLING AND SERVICING AGREEMENT

                           Dated as of May 31, 1991

                   (as assigned, amended and supplemented)


                         ----------------------------


                                $[           ]

                         CARCO AUTO LOAN MASTER TRUST

                               SERIES [199_-_]


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

                              TABLE OF CONTENTS


                                                                         Page
                                                                         ----


                                  ARTICLE I

                 Creation of the Series [199 - ] Certificates

SECTION 1.01. Designation.................................................. 1

                                  ARTICLE II

                                 Definitions

SECTION 2.01. Definitions ................................................. 2

                                 ARTICLE III

                                Servicing Fee

SECTION 3.01. Servicing Compensation...................................... 25

                                  ARTICLE IV

               Rights of Series [199_-_] Certificateholders and
                  Allocation and Application of Collections

SECTION 4.01. Allocations; Payments to Seller; Excess Principal
                  Collections and Unallocated Principal Collections....... 26
SECTION 4.02. Monthly Interest............................................ 28
SECTION 4.03. Determination of Monthly Principal.......................... 30
SECTION 4.04. Establishment of [Reserve Fund and] Funding Accounts........ 30
SECTION 4.05. Deficiency Amount........................................... 35
SECTION 4.06. Application of Investor Non-Principal Collections,
                 Investment Proceeds and Available Investor Principal
                 Collections.............................................. 35
SECTION 4.07. Distributions to Series [199_-_] Certificateholders......... 38
SECTION 4.08. Application of [Reserve Fund and] Available Subordinated
                 Amount................................................... 39
SECTION 4.09. Investor Charge-Offs........................................ 42
SECTION 4.10. Excess Servicing............................................ 42
SECTION 4.11. Excess Principal Collections................................ 43

                                                                         Page
                                                                         ----
[SECTION 4.12. Excess Interest Collections................................ 43
[SECTION 4.13. Excess Funding Account..................................... 43
[SECTION 4.14. Accumulation Period Length; Accumulation Period
                  Commencement Date....................................... 45
[SECTION 4.15. Enhancement ............................................... 46


                                  ARTICLE V

                          Distributions and Reports

SECTION 5.01. Distributions............................................... 46

SECTION 5.02. Reports and Statements to Series [199_-_]
                  Certificateholders...................................... 46


                                  ARTICLE VI

                             Amortization Events

SECTION 6.01. Additional Amortization Events.............................. 47


                                 ARTICLE VII

                             Reinvestment Events

SECTION 7.01. Reinvestment Events......................................... 49


                                 ARTICLE VIII

                             Optional Repurchase

SECTION 8.01. Optional Repurchase......................................... 53


                                  ARTICLE IX

                             Final Distributions

SECTION 9.01. Sale of Certificateholders' Interest Pursuant to
                 Section 2.03 of the Agreement; Distributions Pursuant
                 to [Section 8.01 of This Series Supplement or]
                 Section 2.03 or 12.02(c) of the Agreement................ 54


                                                              Contents, p. ii

SECTION 9.02. Distribution of Proceeds of Sale, Disposition or
                  Liquidation of the Receivables Pursuant to
                  Section 9 of the Agreement.............................. 55


                                  ARTICLE X

                           Other Series Provisions

SECTION 10.01. Certain Permitted Actions; Amendments to the Agreement;
                 Additional Covenants..................................... 56
[SECTION 10.01. Effect of Fully Reinvested Date; Conveyance of
                 Receivables.............................................. 61
[SECTION 10.01. Tax Treatment............................................. 63


                                  ARTICLE XI

                           Miscellaneous Provisions

SECTION 11.01. Ratification of Agreement.................................. 64
SECTION 11.02. Counterparts............................................... 64
SECTION 11.02. Dealer Concentrations...................................... 64
SECTION 11.04. GOVERNING LAW.............................................. 64


                                   EXHIBITS

Exhibit A Form of Certificate

Exhibit B Form of Distribution Date Statement


                                  SCHEDULES

Schedule 1 Identification of the Series [199_-_] Accounts



                                                              Contents, p. ii

                                              SERIES [199[ ]_-_] SUPPLEMENT
                                    dated as of [ ], 199[ ] (the "Series
                                    Supplement"), among U.S. AUTO RECEIVABLES
                                    COMPANY, a Delaware corporation, as
                                    Seller, CHRYSLER FINANCIAL CORPORATION, a
                                    Delaware corporation, as Servicer, and
                                    THE BANK OF NEW YORK, a New York banking corporation, as Trustee.


                        Pursuant to the Pooling and Servicing Agreement dated as of May 31, 1991, as assigned by Chrysler Auto Receivables Company ("CARCO") to the Seller on August 8, 1991 (as assigned, amended and supplemented, the "Agreement"), among the Seller, Chrysler Credit Corporation, which has been succeeded by Chrysler Financial Corporation, as Servicer, and Manufacturers and Traders Trust Company, which has been succeeded by the Bank of New York, as Trustee, CARCO has created and assigned to the Seller the CARCO Auto Loan Master Trust (the "Trust"). Section 6.03 of the Agreement provides that the Seller may from time to time direct the Trustee to issue, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                        Pursuant to this Series Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                  ARTICLE I

                 Creation of the Series [199 - ] Certificates

                        SECTION 1.01. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "[Floating Rate][ %] Auto Loan Asset Backed Certificates, Series [199_-_]".

                        (b)  In the event that any term or provision
contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

                                  ARTICLE II

                                 Definitions

                        SECTION 2.01. Definitions. (a) Whenever used in this Series Supplement the following words and phrases shall have the following meanings.

                        ["Accrual Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the Initial Distribution Date, the Closing Date) to but excluding such Distribution Date.]

                        ["Accumulation Period Commencement Date" shall mean the first day of the Collection Period upon which the number of full Collection Periods remaining until the Expected Payment Date first equals the Accumulation Period Length; provided, however, that, if at any time after the
[ ] Distribution Date, any other outstanding Series [(other than any Excluded Series)] shall have entered into a reinvestment period or an early amortization period, the Accumulation Period Commencement Date shall be the earlier of (i) the date that such outstanding Series shall have entered into its reinvestment period or early amortization period and (ii) the Accumulation Period Commencement Date as previously determined. If the Accumulation Period Length is one month, two months, three months, four months or five months, the Accumulation Period Commencement Date shall mean the first day of the [ ] Collection Period, the [ ] Collection Period, the [ ] Collection Period, the [ ] Collection Period or the [ ] Collection Period, respectively.]

                        ["Accumulation Period Length" shall mean a period which is one, two, three, four or five month(s) long and is calculated as of the [ ] Distribution Date and each Distribution Date thereafter that occurs prior to the Accumulation Period Commencement Date, as the lesser of (i) the number of full Collection Periods between such Distribution Date and the Expected Payment Date and (ii) the product, rounded upwards to the nearest integer not greater than five, of (a) one divided by the lowest Monthly Payment Rate during the last [ ] months and (b) a fraction, the numerator of which is the sum of (i) the Invested Amount as of such Distribution Date (after giving effect to all changes therein on such date) and (ii) the invested amounts of all other Series [(other than any Excluded Series)] currently in their amortization or accumulation periods or scheduled to be in their amortization or accumulation periods by the Expected Payment Date as of such Distribution

Date (after giving effect to all changes therein on such date) and the denominator of which is the sum of such Invested Amount and the invested amounts as of such Distribution Date (after giving effect to all changes therein on such date) of all other outstanding Series [(other than any Excluded Series)] which are scheduled to be outstanding on the Expected Payment Date.]

                        [Additional Carry Amount" shall have the meaning specified in Section 4.02(b).]

                        "Additional Interest" shall have the meaning specified in Section 4.02(a).

                        "Adjusted Invested Amount" shall mean, with respect to Series [199_-_] for any Collection Period, an amount equal to the sum of (a) the Initial Invested Amount of the Certificates on the Determination Date occurring in such Collection Period, minus the excess, if any, of the aggregate amount of Investor Charge-Offs for all Distribution Dates preceding such date over the aggregate amount of any reimbursements of Investor Charge-Offs for all Distribution Dates preceding such date and (b) the applicable [Aggregate] Available Subordinated Amount, if any, on the Determination Date occurring in such Collection Period (in each case, after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date following the Determination Date during the Collection Period in which such date occurs).

                        ["Adjustment Date" shall mean [           ],    ].

                        ["Aggregate Available Subordinated Amount" shall mean [the sum of] the Available Subordinated Amount [, the Available Negative Carry Subordinated Amount][and [others].]

                        "Allocable Defaulted Amount" shall mean, with respect to any Collection Period, the product of (a) the Series [199_-_] Allocation Percentage with respect to such Collection Period and (b) the Defaulted Amount with respect to such Collection Period.

                        "Allocable Miscellaneous Payments" shall mean, with respect to any Distribution Date, the product of (a) the Series [199_-_] Allocation Percentage for the related Collection Period and (b) Miscellaneous Payments with respect to the related Collection Period.

                        "Allocable Non-Principal Collections" shall mean, with respect to any Deposit Date, the product of (a) the


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

Series [199_-_] Allocation Percentage for the related Collection Period and
(b) the aggregate amount of Collections of Non-Principal Receivables relating to such Deposit Date.

                        "Allocable Principal Collections" shall mean, with respect to any Deposit Date, the product of (a) the Series [199_-_] Allocation Percentage for the related Collection Period and (b) the aggregate amount of Collections in respect of Principal Receivables relating to such Deposit Date.

                        ["Assets Receivables Rate" shall mean, with respect to any [Interest Period][Accrual Period], an amount equal to the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in such [Interest Period][Accrual Period] and (b) a percentage, expressed as a fraction, (i) the numerator of which is the sum of
(A) Investor Non-Principal Collections for the Collection Period immediately preceding the last day of such Interest Period [(which, for the purposes of this definition only, shall be determined based on the interest amounts billed to the Dealers which are due during such Collection Period)] less, unless the Monthly Servicing Fee has been waived by the Servicer, the Certificateholders Monthly Servicing Fee with respect to such immediately preceding Collection Period and (B) the Investment Proceeds [and Series [199_-_] Excess Interest Collections] to be applied on the Distribution Date related to such [Interest Period][Accrual Period] and (ii) the denominator of which is the sum of (A) the product of (I) the Series [199_-_] Floating Allocation Percentage, (II) the Series [199_-_] Series Allocation Percentage and (III) the average Pool Balance (after giving effect to charge-offs) for such immediately preceding Collection Period, [(B) the principal balance on deposit in the Excess Funding Account on the first day of such [Interest Period][Accrual Period] (after giving effect to all deposits to and withdrawals therefrom on such first day) and [(C) the principal balance on deposit in the Principal Funding Account on the first day of such [Interest Period][Accrual Period] (after giving effect to all deposits to and withdrawals therefrom on such first day).]

                        "Automatic Additional Accounts" shall have the meaning specified in Section 10.01(e).

                        "Automatic Removal Accounts" shall have the meaning specified in Section 10.01(c).


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

                        "Automatic Removal Date" shall have the meaning specified in Section 10.01(c).

                        "Available Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) an amount equal to Investor Principal Collections for such Distribution Date, (b) Allocable Miscellaneous Payments with respect to such Distribution Date, (c) Series [199_-_] Excess Principal Collections on deposit in the Collection Account for such Distribution Date [and (d) on the Termination Date, any funds in the Reserve Fund after giving effect to Section 4.08, except for 4.08(d)].

                        "Available Negative Carry Subordinated Amount"
shall mean [             ].]

                        "Available Seller's Collections" shall mean, with respect to any Deposit Date, the sum of (a) the Available Seller's Non-Principal Collections for such Deposit Date and (b) the Available Seller's Principal Collections for such Deposit Date; provided, however, that the Available Seller's Collections shall be zero for any Collection Period with respect to which the Available Subordinated Amount is zero on the Determination Date immediately following the end of such Collection Period.

                        "Available Seller's Non-Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying (a) the excess of (i) the Seller's Percentage for the related Collection Period over (ii) the Excess Seller's Percentage for such Collection Period by (b) Allocable Non-Principal Collections for such Deposit Date.

                        "Available Seller's Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying (a) the excess of (i) the Seller's Percentage for the related Collection Period over (ii) the Excess Seller's Percentage for such Collection Period by (b) Allocable Principal Collections for such Deposit Date.

                        "Available Subordinated Amount" for the first Determination Date shall mean an amount equal to the Required Subordinated Amount. The Available Subordinated Amount for any subsequent Determination Date shall mean an amount equal to (a) the lesser of (i) the Available Subordinated Amount for the preceding Determination Date, minus (A) the Required Subordination Draw Amount with respect to the preceding Distribution Date to the extent provided in Section 4.08, [minus (B) withdrawals from the

Reserve Fund pursuant to Section 4.08 on the preceding Distribution Date to make distributions pursuant to Section [4.06(a)(iv)] (but excluding any other withdrawals from the Reserve Fund)], plus (C) the portion of Excess Servicing for such preceding Distribution Date distributed to the Seller pursuant to
Section 4.10(c), [plus (D) any amounts distributed as a Carry-over Amount or Additional Carry-over Amount pursuant to Section 4.07(c) on the preceding Distribution Date] [and (ii) the product of the fractional equivalent of the Subordinated Percentage and the Invested Amount on such Determination Date, minus (b) in the case of clause (a)(i), the Incremental Subordinated Amount for such preceding Determination Date,][plus (c) the Incremental Subordinated Amount for the current Determination Date,] [plus (d) the Subordinated Percentage of funds to be withdrawn from the Excess Funding Account on the succeeding Distribution Date and paid to the Seller or allocated to one or more Series]; provided, however, that the Available Subordinated Amount may be increased on any Determination Date by the Seller, in its sole discretion, by notice to the Trustee on or before such Determination Date, so long as the cumulative amount of such increases does not exceed the lesser of (x) $[ ] or
(y) [ ]% of the Invested Amount on such date; provided, however, that, once the [Accumulation Period][Controlled Amortization Period] or any Early Amortization Period [(other than an Early Amortization Period which has ended as described in clause [ ] of the definition thereof)] shall have commenced, the Available Subordinated Amount shall be calculated based on the Invested Amount as of the close of business on the day preceding such [Accumulation Period][Controlled Amortization Period] or Early Amortization Period [less [describe permitted reductions, e.g., based on payment rates or amounts on deposit in the Principal Funding Account][; and provided further that, during any Reinvestment Period [(other than a Reinvestment Period which has ended as described in clause [ ] of the definition thereof) shall have commenced, the Available Subordinated Amount shall be calculated based on the Invested Amount as of the close of business on the day preceding such Reinvestment Period [less [describe permitted reductions, e.g., based on payment rates or amounts on deposit in the Principal Funding Account]].

                        ["Calculation Agent" shall mean the Trustee or any other Calculation Agent selected by the Seller which is reasonably acceptable to the Trustee.]

                        ["Carry-over Amount" shall mean, for any Distribution Date with respect to which the related Certificate Rate is calculated on the basis of the Asset Receivables Rate, the excess of (a) Monthly Interest for such Distribution Date determined as if such Certificate Rate were calculated on the basis of the Index formula set forth in clause (a) of the definition of Certificate Rate over (b) the actual Monthly Interest for such Distribution Date.]

                        ["Carry-over Shortfall" shall have the meaning specified in Section 4.02(b).]

                        "Certificate Rate" shall mean [ % per annum][, with respect to any [Interest Period][Accrual Period], [the lesser of (a)] the Index for such [Interest Period][Accrual Period][plus] [minus][times][ %] [and (b) the Asset Receivables Rate for the immediately preceding [Interest Period][Accrual Period]].

                        "Certificateholders Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                        "Closing Date" shall mean [          ], 199[  ].

                        ["Controlled Accumulation Amount" shall mean [an amount equal to the Invested Amount as of [the [ ] Distribution Date] [ ] (after giving effect to any changes therein on such date), divided by the Accumulation Period Length] [other].]

                        ["Controlled Amortization Amount" shall mean [an amount equal to the Invested Amount as of the [ ] Distribution Date (after giving effect to any changes therein on such date) divided by [ ]][other].]

                        ["Controlled Amortization Period" shall mean, unless an Early Amortization Event [(other than an Early Amortization which has resulted in an Early Amortization Period which has ended as described in clause [ ] of the definition thereof] [or a Reinvestment Event [other than a Reinvestment Event which has resulted in a Reinvestment Period which has ended as described in clause [ ] of the definition thereof)] shall have occurred prior thereto, the period commencing on the Principal Commencement Date and ending on the first to occur at (a) the commencement of an Early Amortization Period [,(b) the commencement of a Reinvestment Period] and (c) the payment in full to Series [199_-_] Certificateholders of the outstanding principal amount of the Series [199_-_] Certificates.]

                        ["Controlled Distribution Amount" for a
Distribution Date means the sum of (a) [the excess, if any, of (i)] the Controlled Amortization Amount for such Distribution Date [over (ii) the quotient obtained by dividing the amount on deposit in the Excess Funding Account as of the [ ] Distribution Date (after giving effect to any withdrawals from or deposits to such account on such date) by [ ],] plus (b) any Controlled Distribution Amount for a prior Distribution Date not previously distributed to Series [199_-_] Certificateholders.]

                        [Controlled Deposit Amount" shall mean, with respect to any Distribution Date, the excess, if any, of (a) the sum of (i) the product of the Controlled Accumulation Amount and the number of Distribution Dates from and including the first Distribution Date with respect to the Accumulation Period through and including such Distribution Date (but not in excess of the Accumulation Period Length) [and (ii) the amount on deposit in the Excess Funding Account as of [the [ ] Distribution Date] [ ] (after giving effect to any withdrawals from or deposits to such account on such date (other than the transfer to the Principal Funding Account of the amounts on deposit therein on such date))], over (b) the sum of amounts on deposit in [the Excess Funding Account and the Principal Funding Account, in each case before giving effect to any withdrawals from or deposits to such accounts on such Distribution Date.]

                        "Deficiency Amount" shall have the meaning specified in Section 4.05.

                        ["Discount Option Date" shall mean each date on which a Discount Percentage designated by the Seller pursuant to Section 10.01(g) takes effect.]

                        ["Discount Option Receivables" shall have the meaning specified in Section 10.01(g). The aggregate amount of Discount Option Receivables outstanding on any Date of Processing occurring on or after the Discount Option Date shall equal the sum of (a) the aggregate Discount Option Receivables at the end of the prior Date of Processing (which amount, prior to the Discount Option Date, shall be zero) plus (b) any new Discount Option Receivables created on such Date of Processing minus (c) any Discount Option Receivables Collections received on such Date of Processing. Discount Option Receivables created on any Date of Processing shall mean the product of the amount of any Principal Receivables created on such Date of Processing (without giving effect to the proviso in the Definition of Principal Receivables) and the Discount Percentage.]

                        ["Discount Option Receivable Collections" shall mean on any Date of Processing occurring in any Collection
Period succeeding the Collection Period in which the


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

Discount Option Date occurs, the product of (a) a fraction the numerator of which is the Discount Option Receivables and the denominator of which is the sum of the Principal Receivables and the Discount Option Receivables in each case (for both the numerator and the denominator) at the end of the preceding Collection Period and (b) Collections of Principal Receivables on such Date of Processing (without giving effect to the proviso in the definition of Principal Receivables).]

                        ["Discount Percentage" shall mean the percentage, if any, designated by the Seller pursuant to Section 10.01(g).]

                        ["Distribution Date" shall mean [          ].]

                        "Early Amortization Event" shall mean any Early Amortization Event specified in Section 9.01 [ ] of the Agreement, together with any additional Early Amortization Event specified in Section 6.01 of this Series Supplement[; provided, however, that (i) for purposes of Section 2.05(d)(vii), 2.07(b)(vi), 2.07(d)(viii), 3.01(d) and 6.03(b)(v) of the
Agreement, Early Amortization Event shall also include any Reinvestment Event and (ii) for purposes of Section 2.01 of the Agreement, Early Amortization Events specified in Sections 9.01(b),(c),(d) and (e) of the Agreement shall also include Reinvestment Events specified in Section 7.01[ ], respectively, of this Series Supplement].

                        "Early Amortization Period" shall mean a period beginning on the day on which an Early Amortization Event specified in
Section 9.01[ ] of the Agreement or Section 6.01 of this Series Supplement shall have occurred with respect to Series [199_-_] and terminating on the earliest of (a) the payment in full of the outstanding principal balance of the Series [199_-_] Certificates, (b) the Termination Date; (c) if such Early Amortization Period has resulted from the occurrence of an Early Amortization Event described in Section 9.01[ ] of the Agreement, the end of the first Collection Period during which an Early Amortization Event would no longer be deemed to exist pursuant to such Section 9.01[ ], so long as no other Early Amortization Event (other than an Early Amortization Event which has resulted in an Early Amortization Period which has terminated as described in this clause (c) or clause (d) below) shall have occurred and the scheduled termination of the Revolving Period shall not have occurred; and (d) if such Early Amortization Period has resulted from the occurrence of an Early Amortization Event described in Section 9.01[ ] of the Agreement or

Section 6.01, other than Section 6.01[ ] of this Series Supplement, the end of the first Collection Period after which (i) the Trustee has received written confirmation from each of [Standard & Poor's, Duff & Phelps, Inc. and Fitch Investors Service, Inc.] that termination of such Early Amortization Period will not result in the downgrading or withdrawal of such entity's rating of the Series [199_-_] Certificates, and (ii) Series [199_-_] Certificateholders holding Series [199_-_] Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Series [199_-_] Certificates shall have consented to the termination of such Early Amortization Period; provided that (X) no other Early Amortization Event (other than an Early Amortization Event which has resulted in an Early Amortization Period which has terminated as described in this clause (d) or clause (c) above) shall have occurred, and (Y) the scheduled termination of the Revolving Period shall not have occurred[; provided, however, that for purposes of Section 4.04 of the Agreement, Early Amortization Period shall also include, prior to the occurrence of the Fully Reinvested Date and the making of all allocations, distributions, withdrawals and deposits required to be made on such date [or at any time thereafter following the recommencement of the Revolving Period], any Reinvestment Period].

                        "Eligible Investments" shall mean (a) book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form having original or remaining maturities of 30 days or less, but in no event occurring later than the Distribution Date next succeeding the Trustee's acquisition thereof, which evidence:

                        (i) direct obligations of, and obligations fully
            guaranteed as to timely payment by, the United States of America;

                        (ii) demand deposits, time deposits or certificates
            of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person or entity other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

                        (iii) commercial paper having, at the time of the
            Trust's investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

                        (iv) [except during a Reinvestment Period,]
            investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby or otherwise approved in writing thereby;

                        (v) bankers' acceptances issued by any depository
            institution or trust company referred to in clause (ii) above;

                        (vi) repurchase obligations with respect to any
            security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii);

                        (vii) repurchase obligations with respect to any
            security or whole loan, entered into with (i) a depository institution or trust company (acting as principal) described in clause (ii) above (except that the rating referred to in the proviso in such clause (ii) shall be A-1 or higher in the case of Standard & Poor's) (such depository institution or trust company being referred to in this definition as a "Financial Institution"), (ii) a broker/dealer (acting as principal) registered as a broker or dealer under Section 15 of the Securities Exchange Act of 1934, as amended (a "Broker/Dealer") the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least A-1 by Standard & Poor's at the time of entering into such repurchase obligation (a "Rated Broker/Dealer"), (iii) an unrated Broker/Dealer (an "Unrated Broker/Dealer"), acting as principal, that is a wholly owned subsidiary of a non-bank holding company the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least A-1 by Standard & Poor's at the time of entering into such repurchase obligation (a "Rated Holding Company") or (iv) an unrated subsidiary (a "Guaranteed Counterparty"), acting as principal, that is a wholly owned subsidiary of a direct or indirect parent Rated Holding Company, which guarantees such subsidiary's obligations under such repurchase agreement; provided that the following conditions are satisfied:

                                    (A) the aggregate amount of funds
                        invested in repurchase obligations of a Financial Institution, a Rated Broker/Dealer, an Unrated Broker/Dealer or Guaranteed Counterparty in respect of which the Standard & Poor's unsecured short-term ratings are A-1 (in the case of an Unrated Broker/Dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall not exceed 20% of the sum of the then outstanding principal balance of Series [199_-_] Certificates (there being no limit on the amount of funds that may be invested in repurchase obligations in respect of which such Standard & Poor's rating is A-1+ (in the case of an Unrated Broker/Dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company));

                                    (B) in the case of any Series [199_-_]
                        Account (other than the Collection Account), the rating from Standard & Poor's in respect of the unsecured short-term debt obligations of the Financial Institution, Rated Broker/Dealer, Unrated Broker/Dealer or Guaranteed Counterparty (in the case of an Unrated Broker/Dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall be A-1+;

                                    (C) the repurchase obligation must mature
                        within 30 days of the date on which the Trustee enters into such repurchase obligation;

                                    (D) the repurchase obligation shall not
                        be subordinated to any other obligation of the related Financial Institution, Rated Broker/Dealer Unrated Broker/Dealer or Guaranteed Counterparty;

                                    (E) the collateral subject to the
                        repurchase obligation is held, in the appropriate form, by a custodial bank on behalf of the Trustee;

                                    (F) the repurchase obligation shall
                        require that the collateral subject thereto shall be marked-to-market daily;

                                    (G) in the case of a repurchase
                        obligation of a Guaranteed Counterparty, the following conditions shall also be satisfied:

                                                (i) the Trustee shall have
                                    received an opinion of counsel (which may be in house counsel) to the effect that the guarantee of the related Rated Holding Company is a legal, valid and binding agreement of the Rated Holding Company, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and moratorium or other similar laws affecting creditors' rights generally and to general equitable principles;

                                                (ii) the Trustee shall have
                                    received (x) an incumbency certificate
                                    for the signer of such guarantee,
                                    certified by an officer of such Rated
                                    Holding Company, and (y) a resolution,
                                    certified by an officer of the Rated
                                    Holding Company, of the board of
                                    directors (or applicable committee
                                    thereof) of the Rated Holding Company
                                    authorizing the execution, delivery and
                                    performance of such guarantee by the
                                    Rated Holding Company;

                                                (iii) the only conditions to
                                    the obligation of such Rated Holding
                                    Company to pay on behalf of the
                                    Guaranteed Counterparty shall be that the Guaranteed Counterparty shall not have paid under such repurchase obligation when required (it being understood that no notice to, demand on or other action in respect of the Guaranteed Counterparty is necessary) and that the Trustee shall make a demand on the Rated Holding Company to make the payment due under such guarantee;

                                                (iv) the guarantee of the
                                    Rated Holding Company shall be
                                    irrevocable with respect to such
                                    repurchase obligation and shall not be
                                    subordinate to other obligations of the
                                    Rated Holding Company; and

                                                (v) each of Standard & Poor's
                                    and Moody's has confirmed in writing to
                                    the Trustee that it has reviewed the form of the guarantee of the Rated Holding Company and has determined that the Trust's investment in such repurchase obligation, taking into account the issuance of such guarantee, will not result in the downgrade or withdrawal of the ratings assigned to the Series [199_-_] Certificates.

                                    (H) the repurchase obligations shall
                        require that the repurchase obligation be overcollatera- lized and shall provide that, upon any failure to maintain such overcollateralization, the repurchase obligation shall become due and payable, and unless the repurchase obligation is satisfied immediately, the collateral subject to the repurchase agreement shall be liquidated and the proceeds applied to satisfy the unsatisfied portion of the repurchase obligation; and

                        (b) any other investment consisting of a financial asset that by its terms converts to cash within a finite period of time, provided that each Rating Agency shall have notified the Seller, the Servicer and the Trustee that the Trust's investment therein will not result in a reduction or withdrawal of the rating of any outstanding class or Series with respect to which it is a Rating Agency.

                        ["Excess Allocation Series" shall mean a Series that, pursuant to the Supplement therefor, is entitled to receive certain excess Collections of Non-Principal Receivables, as more specifically set forth in such Supplement.]

                        "Excess Reserve Fund Required Amount" shall mean, for any Distribution Date with respect to an Early Amortization Period [or any Distribution Date with respect to a Reinvestment Period that occurs prior to the Fully Reinvested Date], an amount equal to the greater of (a) [ ]% of the initial principal balance of the Series [199_-_] Certificates and (b) the excess of (i) the sum of (x) the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date) and (y) an amount equal to (A) the excess of the Required Participation Percentage over 100%, multiplied by (B) the outstanding principal balance of the Series [199_-_] Certificates on such Distribution Date (after giving effect to any changes therein on such Distribution Date) over (ii) the excess of (x) the Series [199_-_] Allocation Percentage of the Pool Balance on the last day of the immediately preceding Collection Period over (y) the Invested Amount on such Distribution Date (after giving effect to changes therein on such Distribution

Date); provided that the Excess Reserve Fund Required Amount shall not exceed such Available Subordinated Amount.

                        "Excess Seller's Percentage" shall mean, with respect to any Collection Period, a percentage (which percentage shall never be less than 0% nor more than 100%) equal to (a) 100% minus, when used with respect to Non-Principal Receivables [(except during any Early Amortization Period)] and Defaulted Receivables and Principal Receivables during the Revolving Period, the sum of (i) the Floating Allocation Percentage with respect to such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Available Subordinated Amount as of the Determination Date occurring in such Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date) and the denominator of which is the product of (x) the Pool Balance as of the last day of such immediately preceding Collection Period and (y) the Series [199_-_] Allocation Percentage for the Collection Period in respect of which the Excess Seller's Percentage is being calculated or (b) 100% minus, when used with respect to [Non-Principal Receivables during any Early Amortization Period and] Principal Receivables during the [Accumulation Period] [Controlled Amortization Period] and any Early Amortization Period [or Reinvestment Period], the sum of (i) the [Fixed Allocation Percentage] [other] with respect to such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Available Subordinated Amount as of the Determination Date occurring in such Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date) and the denominator of which is the product of (x) the Pool Balance as of the last day of such immediately preceding Collection Period and (y) the Series [199_-_] Allocation Percentage for the Collection Period in respect of which the Excess Seller's Percentage is being calculated.

                        "Excess Servicing" shall mean, with respect to any Distribution Date, the amount, if any, specified pursuant to Section 4.06(a)[(viii)] with respect to such Distribution Date.

                        "Expected Payment Date" shall mean the
[             ] Distribution Date.

                        "Fixed Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent

(which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the Revolving Period and the denominator of which is the product of (a) the Pool Balance as of the last day of the immediately preceding Collection Period and (b) the Series [199_-_] Allocation Percentage with respect to the Collection Period in respect of which the Principal Allocation Percentage is being calculated; provided, however, that, with respect to that portion of any Collection Period that falls after the date on which any Early Amortization Event occurs [(other than an Early Amortization Event which has resulted in an Early Amortization Period which has ended as described in clause [ ] thereof] [or any Reinvestment Event occurs [(other than a Reinvestment Period which has ended as described in clause [ ] thereof)], the Fixed Allocation Percentage shall be reset using the Pool Balance as of the close of business on [the earlier of] the date on which such Early Amortization Event shall have occurred [and the date on which such Reinvestment Event shall have occurred] and Principal Collections shall be allocated for such portion of such Collection Period using such reset Fixed Allocation Percentage.

                        "Floating Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the immediately preceding Collection Period (after giving effect to the reinvestment to occur on the next succeeding Distribution Date) and the denominator of which is the product of
(a) the Pool Balance as of such last day and (b) the Series [199_-_] Allocation Percentage for the Collection Period in respect of which the Floating Allocation Percentage is being calculated; provided, however, that, with respect to the first Collection Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the product of (x) the Pool Balance on the Series Cut-Off Date and (y) the Series [199-_-] Allocation Percentage with respect to the Series Cut-Off Date.

                        ["Incremental Subordinated Amount" shall mean, with respect to any Determination Date, the result obtained by multiplying
(a) a fraction, the numerator of which is the sum of (i) (A) the Invested Amount on the last day of the immediately preceding Collection Period or (B) with respect to the first Determination Date, the Invested Amount on the Closing Date and (ii) (A) the Available Subordinated Amount for such Determination Date (calculated without adding the

Incremental Subordinated Amount for such Distribution Date as described in clause (c) of the definition thereof) or (B) with respect to the first Determination Date, the product of the Invested Amount on the Closing Date and the Subordinated Percentage and the denominator of which is the Pool Balance on such last day by (b) the Trust Incremental Subordinated Amount.] [Notwithstanding anything to the contrary in the Agreement, for purposes of calculating the Trust Incremental Subordinated Amount with respect to Series [199_-_], "Dealer Overconcentration" on any Determination Date shall mean, with respect to any Dealer or group of affiliated Dealers, the excess of (a) the aggregate of all amounts of Principal Receivables due from such Dealer or group of affiliated Dealers on the last day of the Collection Period immediately preceding such Determination Date over (b) [ ]% of the Pool Balance on the last day of such immediately preceding Collection Period.]

                        ["Index" shall mean [              ].]

                        "Initial Distribution Date"  shall mean
[        ] , 199[ ].

                        "Initial Invested Amount" shall mean [the portion of initial principal amount of the Series [199_-_] Certificates which is invested in Principal Receivables on the Closing Date, which is $[ ][, plus
(a) the amount of any withdrawals from the Excess Funding Account in connection with the purchase of an additional interest in Principal Receivables of the Trust, minus (b) the amount of any additions to the Excess Funding Account in connection with a reduction in the Principal Receivables in the Trust or an increase in the Subordination Factor]][other].

                        "Initial Principal Amount" shall mean
$[            ].

                        ["Initial Reserve Fund Deposit Amount" shall mean
$[         ].

                        ["Initial Yield Supplement Account Deposit Amount"
shall mean $[         ]].

                        ["Interest Funding Account" shall have the meaning specified in Section 4.04[ ].]

                        ["Interest Payment Date" shall mean [         ].]

                        ["Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution

Date (or, in the case of the Initial Distribution Date, the Closing Date) to but excluding such Distribution Date. Interest will be calculated on the basis of the actual number of days in each Interest Period divided by 360 days.]

                        "Interest Shortfall" shall have the meaning specified in Section 4.02.

                        "Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Initial Invested Amount, minus (b) the amount, without duplication, of principal payments [(except principal payments made from the Excess Funding Account and any transfers from the Excess Funding Account to the Principal Funding Account)] made to Series [199_-_] Certificateholders or deposited to the Principal Funding Account prior to such date, minus (c) the excess, if any, of the aggregate amount of Investor Charge- Offs over Investor Charge-Offs reimbursed pursuant to Section 4.08 prior to such date. In addition, for purposes of the definitions of "Early Amortization Period" [and Reinvestment Period and
Section 12.01 of the Agreement], the Invested Amount shall be an amount equal to the outstanding principal amount of the Certificates.

                        "Investment Proceeds" shall mean, with respect to any Determination Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Series [199_-_] Accounts, together with an amount equal to the Series [199_-_] Allocation Percentage of the interest and other investment earnings on funds held in the Collection Account credited to the Collection Account pursuant to Section
4.02 of the Agreement.

                        "Investor Charge-Offs" shall have the meaning specified in Section 4.09.

                        "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable Defaulted Amount for the related Collection Period and (b) the Floating Allocation Percentage for the related Collection Period.

                        "Investor Non-Principal Collections" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Floating Allocation Percentage for the related Collection Period and (b) Allocable Non- Principal Collections deposited in the Collection Account for the related Collection Period[; provided, however, that with respect to any Distribution Date with respect to any Early Amortization Period, Investor Non-Principal Collections shall mean an amount equal to the product of

(i) the Fixed Allocation Percentage for the related Collection Period and
(ii) Allocable Non-Principal Collections deposited in the Collection Account for the related Collection Period].

                        "Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) the product of (i) the Floating Allocation Percentage, with respect to the Revolving Period, or the [Fixed Allocation Percentage] [other], with respect to the [Accumulation Period] [Controlled Amortization Period] or an Early Amortization Period [or a Reinvestment Period] for the related Collection Period (or any partial Collection Period which occurs as the first Collection Period during an Early Amortization Period [or a Reinvestment Period]) and (ii) Allocable Principal Collections deposited in the Collection Account for the related Collection Period (or any partial Collection Period which occurs as the first Collection Period during an Early Amortization Period [or a Reinvestment Period]) and
(b) the amount, if any, of Collections of Non-Principal Receivables, Excess Servicing and Available Seller's Collections to be distributed pursuant to Section [4.06(a)(iv), 4.08(b) or 4.10(a)] on such Distribution Date.

                        "Monthly Interest" shall have the meaning specified in Section 4.02.

                        "Monthly Payment Rate" shall mean, for any Collection Period, the percentage derived from dividing the Prin cipal Collections for such Collection Period by the average daily Pool Balance for such Collection Period.

                        "Monthly Principal" shall have the meaning specified in Section 4.03.

                        "Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                        "Moody's" shall mean Moody's Investors Service, Inc.

                        "Pool Factor" shall mean, with respect to any Determination Date, a number carried out to 11 decimals representing the ratio of the Invested Amount as of such Determination Date (determined after taking into account any increases or decreases in the Invested Amount which will occur on the following Distribution Date) to the Initial Invested Amount.

                        "Principal Commencement Date" shall mean
[                            ].

                        "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Invested Amount on such Distribution Date, (b) accrued and unpaid interest on the unpaid balance of the Series [199_-_] Certificates (calculated on the basis of the outstanding principal balance of the Series [199_-_] Certificates at the Certificate Rate [as in effect during the applicable [Interest Periods] [Accrual Periods])] through the day preceding such Distribution Date, (c) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not [deposited to the Interest Funding Account or] distributed to the Series [199_-_] Certificateholders on a prior Distribution Date, [(d) any Carry-over Amount for such Distribution Date and any Carry-over Amount previously due but not distributed to the Series [199_-_] Certificateholders on a prior Distribution Date and (e) any Additional Carry Amount for such Distribution Date and any Additional Carry Amount previously due but not distributed to the Series [199_-_] Certificateholders on a prior Distribution Date].

                        ["Reinvestment Event" shall have the meaning specified in Section 7.01.]

                        ["Reinvestment Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the day on which a Reinvestment Event is deemed to have occurred, and in each case ending upon the earliest to occur of (a) the payment in full to the Series [199_-_] Certificateholders of the Investment Amount, (b) the Termination Date, (c) the commencement of an Early Amortization Period, (d) if such Reinvestment Period has resulted from the occurrence of a Reinvestment Event described in Section 7.01[ ], the end of the first Collection Period during which a Reinvestment Event would no longer be deemed to exist pursuant to Section 7.01[ ], so long as no other Reinvestment Event shall have occurred (other than a Reinvestment Event which has resulted in a Reinvestment Period which has terminated as described in this clause (d) or clause (e) below), and (e) if such Reinvestment Period has resulted from the occurrence of a Reinvestment Event described in Section 7.01, other than
Section 7.01[ ], of this Series Supplement, the end of the first Collection Period after which (i) the Trustee has received written confirmation from each of [Standard & Poor's, Duff & Phelps, Inc. and Fitch Investors Service, Inc.] that termination of such Reinvestment Period will not result in the reduction or withdrawal of such entity's rating of the Series [199_-_] Certificates, and

(ii) Series [199_-_] Certificateholders holding Series [199_-_] Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Series [199_-_] Certificates shall have consented to the termination of such Reinvestment Period [and (f) describe other cures, if applicable].]

                        ["Required Negative Carry Subordinated Amount" shall mean, as of any date, [ ].]

                        "Required Participation Percentage" shall mean, with respect to Series [199_-_], [ ]%; provided, however, that if the aggregate amount of Principal Receivables due from any Dealer or group of affiliated Dealers at the close of business on the last day of any Collection Period with respect to which such determination is being made pursuant to
Section 9.03 is greater than [ ]% of the Pool Balance on such last day, the Required Participation Percentage shall mean, as of such last day and with respect to such Collection Period and the immediately following Collection Period only, [ ]%; provided further that the Seller may, upon 10 days' prior notice to the Trustee, each Rating Agency and any Enhancement Provider, reduce the Required Participation Percentage to a percentage which shall not be less than 100%, provided that no Rating Agency shall have notified the Seller or the Servicer that any such reduction will result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

                        "Required Subordinated Amount" shall mean, as of any date of determination, [the sum of (a)] the product of (i) the Subordinated Percentage and (ii) the Invested Amount on such date [and (b) the Incremental Subordinated Amount].

                        "Required Subordination Draw Amount" shall have the meaning specified in Section 4.05.

                        ["Reserve Fund" shall have the meaning specified in
Section 4.04.]

                        ["Reserve Fund Deposit Amount" shall mean, with respect to any Distribution Date, the amount, if any, by which (a) the Reserve Fund Required Amount for such Distribution Date exceeds (b) the amount of funds in the Reserve Fund after giving effect to any withdrawals therefrom on such Distribution Date.]

                         ["Reserve Fund Required Amount" shall mean, with
respect to any Distribution Date, an amount equal to the product of (a) [ ]% and (b) the outstanding principal balance of the Series [199_-_] Certificates on such Distribution Date (after giving effect to any changes therein on such Distribution Date). [other]]

                        "Revolving Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the Series Cut-Off Date and ending on the earlier of (a) the close of business on the day immediately preceding the [Accumulation Period Commencement Date] [Principal Commencement Date] (b) the close of business on the day an Early Amortization Period commences; provided, however, that, if any Early Amortization Period ends as described in clause [ ] of the definition thereof, the Revolving Period will recommence as of the close of business on the day such Early Amortization Period ends [, and (c) the close of business on the day a Reinvestment Period commences; provided, however, that if any Reinvestment Period ends as described in clause [ ] of the definition thereof, the Revolving Period will recommence as of the close of business on the day such Reinvestment Period ends].

                        "Seller's Collections" shall mean, with respect to any Collection Period, the sum of (a) the Seller's Percentage of Allocable Non-Principal Collections for the related Collection Period, plus (b) the Seller's Percentage of Allocable Principal Collections for the related Collection Period.

                        "Seller's Percentage" shall mean 100% minus
(a) the Floating Allocation Percentage, when used with respect to Non-Principal Receivables [(except during any Early Amortization Period)] and Defaulted Receivables and Principal Receivables during the Revolving Period, and (b) the [Fixed Allocation Percentage] [other], when used with respect to Principal Receivables during the [Accumulation Period] [Controlled Amortization Period] and an Early Amortization Period [or Reinvestment Period] [and Non-Principal Receivables during any Early Amortization Period].

                        "Series [199_-_]" shall mean the Series of Investor Certificates, the terms of which are specified in this Series Supplement.

                        "Series [199_-_] Accounts" shall have the meaning specified in Section [4.04(e)(i)].

                        "Series [199_-_] Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series [199_-_].

                        "Series [199_-_] Certificateholders" shall mean the Holders of Series [199_-_] Certificates.

                        "Series [199_-_] Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Series [199_-_] Certificates.

                        "Series [199_-_] Certificates" shall mean any one of the certificates executed by the Seller and authenticated by the Trustee, substantially in the form of Exhibit A.

                        ["Series [199_-_] Excess Interest Collections"
shall mean [                   ].]

                        "Series [199_-_] Excess Principal Collections" shall mean that portion of Excess Principal Collections allocated to Series [199_-_] pursuant to Section 4.11.

                        "Series [199_-_] Principal Shortfall" shall have the meaning specified in Section 4.11.

                        "Series Cut-Off Date" shall mean [         ],
199[ ].

                        "Servicing Fee Rate" shall mean, with respect to Series [199_-_], [ ]% or, for any Distribution Date in respect of which the Monthly Servicing Fee has been waived, 0%.

                        "Special Payment Date" shall mean each
distribution date with respect to any Early Amortization Period (other than an Early Amortization Period which has ended as described in clause [ ] of the definition thereof).

                        "Standard & Poor's" shall mean Standard & Poor's Rating Group.

                        "Subordinated Percentage" shall mean the percentage equivalent of a fraction, the numerator of which is the Subordination Factor and the denominator of which will be the excess of 100% over the Subordination Factor.

                        "Subordination Factor" means [   ]%; provided,
however, that the Subordination Factor will be [ ]% in the event that the rating of the long-term unsecured debt of CFC is lowered below BBB- by Standard & Poor's or withdrawn by Standard & Poor's, unless, in either such case, the Seller receives written confirmation from Standard & Poor's that the failure to so increase the Subordination Factor would not result in the downgrade or withdrawal of Standard &

Poor's rating of the Series [199_-_] Certificates. [Describe other adjustments, if any.]

                        "Termination Date" shall mean the [          ]
Distribution Date.

                        "Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series [199_-_].

                        "Trust Available Subordinated Amount" means the sum of the [Aggregate] Available Subordinated Amount and the sum of the aggregate available subordinated amounts for all other outstanding Series.

                        ["Yield Supplement Account" shall have the meaning specified in Section 4.04.]

                        ["Yield Supplement Account Deposit Amount" shall mean, with respect to any Distribution Date, the amount, if any, by which the Yield Supplement Account Required Amount exceeds the amount on deposit in the Yield Supplement Account after giving effect to any deposits thereto and withdrawals therefrom otherwise to be made on such Distribution Date.]

                        ["Yield Supplement Account Required Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) [ ]% and (b) the outstanding principal balance of the Certificates on such Distribution Date (after giving effect to any changes therein on such Distribution Date) [other].

                        (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series [199_-_], Moody's and Standard & Poor's. As used in this Series Supplement and in the Agreement with respect to Series [199_-_], "highest investment category" shall mean (i) in the case of Standard & Poor's, A-l+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable. [Any notice required to be given to a Rating Agency pursuant to the Agreement or this Series Supplement shall also be given to Fitch Investors Service, Inc., and Duff & Phelps, Inc., although neither shall be deemed to be a Rating Agency for any purposes of the Agreement or this Series Supplement with respect to Series [199_-_].]

                        [(c) Series [199_-_] shall be an Excess Allocation Series.]

                        (d) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. The definitions in Section 2.01 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                        (e) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".]


                                 ARTICLE III

                                Servicing Fee

                        SECTION 3.01.  Servicing Compensation.  The
monthly servicing fee (the "Monthly Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of any Collection Period (or portion thereof) occurring prior to the earlier of the first Distribution Date following the Series [199_-_] Termination Date and the first Distribution Date on which the Invested Amount is zero, in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Pool Balance as of the last day of the Collection Period second preceding such Distribution Date and (c) the Series [199_-_] Allocation Percentage with respect to the immediately preceding Collection Period. The share of the Monthly Servicing Fee allocable to the Series [199_-_] Certificateholders with respect to any Distribution Date (the "Certificateholders Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Invested Amount as of the last day of the Collection Period second preceding such Distribution Date. The remainder of the Monthly Servicing Fee shall be paid by the Seller and in no event shall the Trust, the Trustee or the Series [199_-_] Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Seller; and the remainder of the Servicing Fee shall be paid by the Seller and the Investor Certificateholders of other Series and the Series [199_-_] Certificateholders shall in no event be liable for the share of the Servicing Fee to be paid by the Seller or the Investor Certificateholders of other Series. The Certificateholders Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series Supplement.

                        The Servicer will be permitted, in its sole discretion, to waive the Monthly Servicing Fee for any Distribution Date by notice to the Trustee on or before the related Determination Date; provided that the Servicer believes that sufficient Collections of Non-Principal Receivables will be available on any future Distribution Date to pay the Certificateholders Monthly Servicing Fee relating to the waived Monthly Servicing Fee. If the Servicer so waives the Monthly Servicing Fee for any Distribution Date, the Monthly Servicing Fee and the Certificateholders Monthly Servicing Fee for such Distribution Date shall be deemed to be zero for all purposes of this Series Supplement and the Agreement; provided, however, that such Certificateholders Monthly Servicing Fee shall be paid on a future Distribution Date solely to the extent amounts are available therefor pursuant to Section 4.10(b); provided further that, to the extent any such waived Certificateholders Monthly Servicing Fee is so paid, the related portion of the Monthly Servicing Fee to be paid by the Seller shall be paid by the Seller to the Servicer.


                                  ARTICLE IV

               Rights of Series [199_-_] Certificateholders and
                  Allocation and Application of Collections

                        SECTION 4.01. Allocations; Payments to Seller; Excess Principal Collections and Unallocated Principal Collections. (a) Collections of Non-Principal Receivables and Principal Receivables, Miscellaneous Payments and Defaulted Amounts allocated to Series [199_-_] pursuant to
Article IV of the Agreement shall be allocated and distributed as set forth in this Article.

                        (b) Subject to Sections 4.01(d)[, 4.01(e) and 4.01(f)] below, the Servicer shall instruct the Trustee to withdraw from the Collection Account and pay to the Seller on the dates set forth below the following amounts:

                        (i) on each Deposit Date:

                                    (A) an amount equal to the Excess Seller's
                        Percentage for the related Collection Period of

                        Allocable Non-Principal Collections deposited in the Collection Account for such Deposit Date; and

                                    (B) an amount equal to the Excess
                        Seller's Percentage for the related Collection Period of Allocable Principal Collections deposited in the Collection Account for such Deposit Date, if the Seller's Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds the Trust Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date); and

                        (ii) on each Deposit Date with respect to the
            Revolving Period, an amount equal to the Available Seller's Principal Collections for such Deposit Date, if the Seller's Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit
            Date) exceeds the Trust Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date); provided, however, that Available Seller's Principal Collections shall be paid to the Seller with respect to any Collection Period only after an amount equal to [the sum of
            (A)] the Deficiency Amount, if any, relating to the immediately preceding Collection Period [and (B) the excess, if any, of the Reserve Fund Required Amount over the amount in the Reserve Fund on the immediately preceding Distribution Date (after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund on such Distribution Date),] has been deposited in the Collection Account from such Available Seller's Principal Collections.

                        The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including Miscellaneous Payments, payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.03 of the Agreement[, payment of the purchase price for the Series [199_-_] Certificateholders' Interest [or any portion thereof] pursuant to Section 8.01 of this Series Supplement] and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or 12.02 of the Agreement.

                        [(c) The Servicer shall instruct the Trustee to withdraw from the Collection Account and deposit into the Reserve Fund on Deposit Dates with respect to the Revolving Period Available Seller's Principal Collections for such Deposit Date, up to the amount of the excess, if any, determined pursuant to Section 4.01(b)(ii)(B).]

                        [(d)  Notwithstanding the provisions of
Section 4.01(b)(1), amounts otherwise distributable to the Seller pursuant to
Section 4.01(b), up to the Available Negative Carry Subordinated Amount, shall be applied as follows: on each Deposit Date with respect to the [Accumulation Period] [Controlled Amortization Period], an Early Amortization Period [or a Reinvestment Period], the Servicer shall instruct the Trustee to withdraw such amounts from the collection Account and deposit the Negative Carry Deposit Amount to the Negative Carry Reserve Fund and [describe other applications, if applicable].]

                        [(e)  Notwithstanding the provisions of
Section 4.01(b)(i), on each Deposit Date during any Collection Period on which any amount is on deposit in [the Excess Funding Account or] Principal Funding Account, the Servicer shall instruct the Trustee to withdraw from the Collection Account and deposit in the Yield Supplement Account the amounts otherwise distributable to the Seller pursuant to Section 4.01(b)(i) [and not applied pursuant to Section 4.01(d)] until the amount on deposit in the Yield Supplement Account is equal to the Yield Supplement Account Required Amount.]

                        [(f) Describe other applications of Collections otherwise distributable to the Seller.]

                        SECTION 4.02.  Monthly Interest.  [(a)]  The
amount of monthly interest ("Monthly Interest") with respect to the Series [199_-_] Certificates on any Distribution Date shall be [an amount equal to the product of (i) the Certificate Rate, (ii) the outstanding principal balance of the Series [199_-_] Certificates as of the close of business on the preceding Distribution Date (after giving effect to all repayments of principal made to Series [199_-_] Certificateholders on such preceding Distribution Date, if any) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period and the denominator of which is [360] [other]][an amount equal to one twelfth of the product of
(i) the outstanding principal balance of the Series [199_-_] Certificates as of the close of business on the preceding Distribution Date after giving effect to all repayments of principal made to the Series [199_-_] Certificateholders on such preceding Distribution Date, if any, and (ii) the Certificate Rate; provided, however, that with respect to the first such Distribution Date, Monthly Interest shall be equal to $____. Monthly Interest shall be calculated on the basis of a 360- day year of twelve 30-day months].

                        On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Interest Shortfall"), of (x) the aggregate Monthly Interest for the [Interest Period] [Accrual Record] applicable to such Distribution Date over
(y) the amount which will be available to be [deposited in the Interest Funding Account or] distributed to Series [199_-_] Certificateholders on such Distribution Date in respect thereof pursuant to this Series Supplement. If the Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Additional Interest") equal to [the product of
(i) the Certificate Rate for the [Interest Period] commencing on the related Distribution Date (or, for subsequent [Interest Periods] [Accrual Periods], the Certificate Rate for such subsequent [Interest Period] [Accrual Period]),
(ii) such Interest Shortfall (or the portion thereof which has not been [deposited in the Interest Funding Account or] paid to Series [199_-_] Certificateholders) and (iii) a fraction, the numerator of which is the amount of days elapsed in such [Interest Period] [Accrual Period] (or in a subsequent [Interest Period] [Accrual Period]) and the denominator of which is [ ] 360 [other]] [one-twelfth of the product of (i) the Certificate Rate and (ii) such Interest Shortfall (or the portion thereof which has not been [deposited to the Interest Funding Account or] paid to the Series [199_-_] Certificateholders], shall be payable as provided herein with respect to the Series [199_-_] Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Interest Shortfall is paid to Series [199_-_] Certificateholders. Notwithstanding anything to the contrary herein, Additional Interest shall be payable or distributed to Series [199_-_] Certificateholders only to the extent permitted by applicable law.

                        [(b) On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Carry-over Shortfall"), of (x) the Carry-over Amount, if any, for such Distribution Date over (y) the amount which will be available to be distributed to Series [199_-_] Certificateholders in respect thereof on such

Distribution Date pursuant to this Series Supplement. If the Carry-over Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Additional Carry-over Amount") equal to the product of
(i) the Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for the Interest Period commencing on the related Distribution Date (or, for subsequent Interest Periods, the Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for such subsequent Interest Periods), (ii) such Carry-over Shortfall (or the portion thereof which has not been paid to Series [199_-_] Certificateholders) and (iii) a fraction, the numerator of which is the amount of days elapsed in such Interest Period (or in a subsequent Interest Period) and the denominator of which is 360, shall be payable as provided herein with respect to the Series [199_-_] Certificates on each Distribution Date following such Distribution Date to the Distribution Date on which such Carry-over Shortfall is paid to Series [199_-_] Certificateholders. Notwithstanding anything to the contrary herein, any Additional Carry Amount shall be payable or distributed to Series [199_-_] Certificateholders only to the extent permitted by applicable law.]

                        SECTION 4.03. Determination of Monthly Principal. The amount of monthly principal ("Monthly Principal") distributable with respect to the Series [199_-_] Certificates on each Distribution Date with respect to an Early Amortization Period [, a Reinvestment Period] and the [Accumulation Period] [Controlled Amortization Period] shall be equal to the Available Investor Principal Collections with respect to such Distribution Date; provided, however, that, for each Distribution Date [with respect to the Accumulation Period, Monthly Principal shall not exceed the Controlled Deposit Amount] [with respect to the Controlled Amortization Period, Monthly Principal shall not exceed the Controlled Distribution Amount] for such Distribution Date; and; provided further that Monthly Principal shall not exceed the Invested Amount of the Certificates.

                        SECTION 4.04. Establishment of [Reserve Fund and] Funding Accounts. [(a) (i) The Servicer, for the benefit of the Series [199_-_] Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Reserve Fund") which shall be identified as the "Reserve Fund for the CARCO Auto Loan Master Trust, Series [199_-_]" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series [199_-_] Certificateholders. On the Closing Date, the Seller shall cause to be deposited in the Reserve Fund the Initial Reserve Fund Deposit Amount.

                        (ii) At the direction of the Servicer, funds on deposit in the Reserve Fund shall be invested by the Trustee in Eligible Investments selected by the Servicer that will mature so that such funds will be available at the close of business on or before the Business Day next preceding the following Distribution Date. All Eligible Investments shall be held by the Trustee for the benefit of the Series [199_-_] Certificateholders. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Fund received prior to such Distribution Date shall be applied as set forth in Section 4.06(a) [or 4.06(b), as applicable,] of this Series Supplement. Funds deposited in the Reserve Fund on a Business Day (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.]

                        [(b) (i) The Servicer, for the benefit of the Series [199_-_] Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Yield Supplement Account"), which shall be identified as the "Yield Supplement Account for the CARCO Auto Loan Master Trust Series [199_-_]" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series [199_-_] Certificateholders. On the Closing Date, the Seller shall cause to be deposited into the Yield Supplement Account the Initial Yield Supplement Account Deposit Amount.

                        (ii) At the direction of the Servicer, funds on deposit in the Yield Supplement Account shall be invested by the Trustee in investments consisting of financial assets selected by the Servicer; provided, however, that such assets must, by their terms, convert to cash within a finite period of time. All such financial assets shall be held by the Trustee for the benefit of the Series [199_-_] Certificateholders. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Yield Supplement Account shall be applied as set forth in Section 4.06(a) [or 4.06(b), as applicable,] of this Series Supplement.

                        (iii) If on any Distribution Date there is a Carry-over Amount, the Servicer shall cause the Trustee to apply the amounts on deposit in the Yield Supplement Account up to the amount of such Carry-over Amount to satisfy such Carryover Amount. The Trustee shall be authorized to dispose of investments in the Yield Supplement Account in order to obtain funds with which to satisfy any Carry-over Amount.

                        (iv) If on any Distribution Date the amount on deposit in the Yield Supplement Account (after giving effect to any withdrawals to be made from the Yield Supplement Account on such Distribution
Date) is greater than the Yield Supplement Account Required Amount, the Servicer shall cause the Trustee to pay to the Seller on such Distribution Date the excess of such amount on deposit in the Yield Supplement Account over the Yield Supplement Account Required Amount.]

                        [(c) (i) The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), which shall be identified as the "Principal Funding Account for CARCO Auto Loan Master Trust, Series [199_-_]" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series [199_-_] Certificateholders.

                        (ii) At the direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series [199_-_] Certificateholders. On each Distribution Date all interest and other investment earnings (net of losses and investment expenses) on funds on deposit therein shall be applied as set forth in Section 4.06(a) [or 4.06(b), as applicable] of this Series Supplement. Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer in Eligible Investments that will mature so that such funds will be available on or before the close of business on the Business Day next preceding the Expected Payment Date. Funds deposited in the Principal Funding Account on a Business Day (which immediately precedes the Expected Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.]

                        [(d) (i) The Servicer, for the benefit of the Series [199_-_] Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Excess Funding Account"), which shall be identified as the "Excess Funding Account for CARCO Auto Loan Master Trust, Series [199_-_]" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series [199_-_] Certificateholders. On the Closing Date, the Seller shall cause to be deposited in the Excess Funding

Account an amount equal to the excess of the Initial Principal Amount of the Series [199_-_] Certificates, if any, over the Initial Invested Amount on the
Closing Date, which excess is equal to [     ].

                        (ii) At the direction of the Servicer, funds on deposit in the Excess Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series [199_-_] Certificateholders. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account shall be applied as set forth in
Section 4.06(a) of this Series Supplement.

Funds deposited in the Excess Funding Account on any Distribution Date shall be invested at the direction of the Servicer in Eligible Investments that will mature so that such funds will be available on or before the close of business on the Business Day next preceding the following Distribution Date. Funds deposited in the Excess Funding Account on a Business Day (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.]

                        [(e) (i) The Servicer, for the benefit of the Series [199_-_] Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Interest Funding Account"), which shall be identified as the "Interest Funding Account for the CARCO Auto Loan Master Trust Series [199_-_]" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series [199_-_] Certificateholders.

                        (ii) At the direction of the Servicer, funds on deposit in the Interest Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series [199_-_] Certificateholders. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Interest Funding Account shall be applied as set forth in
Section 4.06(a) [or 4.06(b), as applicable,] of this Series Supplement. Funds deposited in the Interest Funding Account on any Distribution Date (which are not distributed to Certificateholders pursuant to Section 4.07 on such Distribution Date) shall be invested at the direction of the Servicer in Eligible Investments that will mature so that such funds will be available on or before the close of business on the Business Day preceding the next following Distribution Date. Funds deposited in the Interest Funding Account on a Business Day (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.]

                        (f) (i) The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, [the Reserve Fund,] [the Yield Supplement Account,] [the Principal Funding Account,] [the Excess Funding Account] [and the Interest Funding Account] (collectively the "Series [199_-_] Accounts") and in all proceeds thereof. The Series [199_-_] Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, any of the Series [199_-_] Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Series [199_-_] Account meeting the conditions specified in paragraph [(a)(i), (b)(i), (c)(i), (d)(i) or (e)(i)] above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series [199_-_] Account. Neither the Seller, the Servicer nor any person or entity claiming by, through or under the Seller, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series [199_-_] Account, except as expressly provided herein. Schedule 1, which is hereby incorporated into and made part of this Series Supplement, identifies each Series [199_-_] Account by setting forth the account number of each such account, the account designation of each such account and the name of the institution with which such account has been established. If a substitute Series [199_-_] Account is established pursuant to this Section, the Servicer shall provide to the Trustee an amended Schedule 1, setting forth the relevant information for such substitute Series [199_-_] Account.

                        (ii) Pursuant to the authority granted to the Servicer in Section 3.01(a) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Series [199_-_] Accounts for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

                        SECTION 4.05. Deficiency Amount. With respect to each Distribution Date [that occurs on or prior to the Fully Reinvested Date or any Distribution Date thereafter during the Revolving Period], on the related Determination Date, the Servicer shall determine the amount (the "Deficiency Amount"), if any, by which (a) the sum of (i) Monthly Interest for such Distribution Date, (ii) any Monthly Interest previously due but not [deposited to the Interest Funding Account or] distributed to the Series [199_-_] Certificateholders on a prior Distribution Date, (iii) Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not [deposited to the Interest Funding Account or] distributed to the Series [199_-_] Certificateholders on a prior Distribution Date, (iv) the Certificateholders Monthly Servicing Fee for such Distribution Date, (v) the Investor Default Amount, if any, for such Distribution Date,
(vi) the Series [199_-_] Allocation Percentage of the amount of any Adjustment Payment required to be deposited in the Collection Account pursuant to Section 3.09(a) of the Agreement with respect to the related Collection Period that has not been so deposited as of such Determination Date, and (vii) if such Distribution Date constitutes the Final Payment Date the sum of (A) the amount of any Carry-over Amount for such Distribution Date, (B) the amount of any Carry-over Amount previously due but not previously [deposited in the Interest Funding Account or] distributed to Series [199_-_] Certificateholders on a prior Distribution Date, (C) the amount of any Additional Carryover Amount for such Distribution Date and (D) the amount of any Additional Carry-over Amount previously due but not] previously [deposited in the Interest Funding Account or] paid to Series [199_-_] Certificateholders on a prior Distribution Date, in each case that will not be satisfied on such date by application, pursuant to Section 4.04(b)(iii), of amounts on deposit in the Yield Supplement Account, exceeds
(b) the sum of [(i)] Investor Non-Principal Collections for such Distribution Date plus any Investment Proceeds with respect to such Distribution Date [plus Series [199_-_] Excess Interest Collections for such Distribution Date] [and (ii) the amount of funds in the Reserve Fund which are available pursuant to Section 4.08(a) and Section 4.08(d) to cover any portion of the Deficiency Amount.] The lesser of the Deficiency Amount and the Available Subordinated Amount shall be the "Required Subordination Draw Amount". [Include other sources of funds and applications of the Required Subordination Draw Amount, as appropriate.]

                        SECTION 4.06.  Application of Investor Non-
Principal Collections, Investment Proceeds and Available Investor

Principal Collections. The Servicer shall cause the Trustee to apply, on each Distribution Date, Investor Non-Principal Collections, Investment Proceeds[, Series [199_-_] Excess Interest Collections] and Available Investor Principal Collections [other amounts] to make the following distributions:

                        (a) On each Distribution Date [with respect to a Collection Period that ends prior to the Fully Reinvested Date and each Collection Period thereafter during the Revolving Period], an amount equal to the sum of Investor Non-Principal Collections, any Investment Proceeds [and any Series [199_-_] Excess Interest Collections] with respect to such Distribution Date [other amounts] will be distributed in the following priority:

                        [(i) first, an amount equal to Monthly Interest for
            such Distribution Date, plus the amount of any Monthly Interest previously due but not [deposited to the Interest Funding Account or] distributed to the Series [199_-_] Certificateholders on a prior Distribution Date, plus the amount of any Additional Interest for such Distribution Date and any Additional Interest previously due but not [deposited to the Interest Funding Account or] distributed to the Series [199_-_] Certificateholders on a prior Distribution Date shall be [deposited to the Interest Funding Account] [distributed to the Series [199_-_] Certificateholders];

                        (ii) second, an amount equal to the
            Certificateholders Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account or waived);

                      [(iii) third, an amount equal to the Reserve Fund
            Deposit Amount, if any, for such Distribution Date shall be deposited in the Reserve Fund;]

                        (iv) fourth, an amount equal to the Investor Default
            Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections for such Distribution Date;

                        [(v) fifth, an amount equal to the Carry-over Amount
            (after giving effect to any withdrawals from the Yield Supplement Account on such Distribution Date), if any, for such Distribution Date, plus the amount of any Carry-over Amount previously due but not previously [deposited in the Interest Funding Account or] distributed to the Series [199_-_] Certificateholders on a prior Distribution Date, plus the amount of any Additional Carry-over Amount for such Distribution Date and any Additional Carry-over Amount previously due but not previously [deposited in the Interest Funding Account or] distributed to the Series [199_-_] Certificateholders on a prior Distribution Date shall be [deposited in the Interest Funding Account] [distributed to the Series [199_-_] Certificateholders];]

                        [(vi) sixth, an amount equal to the Yield Supplement
            Account Deposit Amount, if any, for such Distribution Date shall be deposited in the Yield Supplement Account;] and

                        [(vii) seventh, describe other applications, if any];
            and

                        (viii) eighth, the balance, if any, shall constitute
            Excess Servicing and shall be allocated and distributed as set forth in Section 4.10.]

                        [(b) On each Distribution Date with respect to a Collection Period that ends after the Fully Reinvested Date [other than any such Collection Period during the Revolving Period], any Investment Proceeds [and Series [199_-_] Excess Interest Collections] [describe other funds] with respect to such Distribution Date will be distributed in the following priority:

                        (i) first, (x) an amount equal to Monthly, Interest
            for such Distribution Date, plus the amount of any Monthly Interest previously due but not [deposited in the Interest Funding Account or] distributed to the Series [199_-_] Certificateholders on a prior Distribution Date, plus the amount of any Additional Interest for such Distribution Date and any Additional Interest previously due but not [deposited in the Interest Funding Account or] distributed to Series [199_-_] Certificateholders on a prior Distribution Date shall be [deposited in the Interest Funding Account] [distributed to Series [199_-_] Certificateholders;

                      [(ii)  second, describe other applications; and]

                      (iii) third, the balance, if any, shall be [distributed to the Seller] [treated as Excess Interest Collections].]

                        (c) On each Distribution Date with respect to the Revolving Period, an amount equal to Available Investor Principal Collections deposited in the Collection Account for the related Collection Period shall be [allocated first to make a deposit to the Excess Funding Account if the sum of (i) the Invested Amount and (ii) the amount on deposit in the Excess Funding Account (other than any Investment Proceeds) prior to the allocation on such Distribution Date is less than the outstanding principal balance of the Series [199_-_] Certificates and second] treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                        (d) On each Distribution Date with respect to the [Accumulation Period] [Controlled Amortization Period] or an Early Amortization Period [or Reinvestment Period], an amount equal to Available Investor Principal Collections will be distributed in the following priority:

                        (i) first, an amount equal to Monthly Principal for
            such Distribution Date, shall be [deposited by the Servicer or the Trustee into the Principal Funding Account, in the case of the Accumulation Period or] [any Reinvestment Period, or] distributed to Series [199_-_] Certificateholders, in the case of [the Controlled Amortization Period or] and Early Amortization Period; and

                        (ii) second, for each Distribution Date with respect
            to the [Accumulation Period] [Controlled Amortization Period] unless an Early Amortization Event [or Reinvestment Event] [that has not been cured as described herein] has occurred, after giving effect to the transactions referred to in clause (i) above, an amount equal to the balance, if any, of such Available Investor Principal Collections shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement and Section 4.11 hereof.

                        SECTION 4.07. Distributions to Series [199_-_] Certificateholders. (a) The Servicer shall cause the Trustee to make the following distributions at the following times from the Collection Account, [the Reserve Fund,] [the Principal Funding Account] [the Interest Funding Account,] [other] and [the Excess Funding Account]:

                        (i) on each [Distribution Date] [Interest Payment
            Date and Special Payment Date], all amounts on deposit in the Collection Account, [the Reserve Fund,] [the Interest Funding Account,] [other] that are payable to the Series [199_-_] Certificateholders with respect to accrued interest will be distributed to the Series
            [199_-_] Certificateholders;

                        [(ii) on each Distribution Date with respect to the
            Controlled Amortization Period, all amounts on deposit in the Collection Account [and the Excess Funding Account] as are distributable to the Series [199_-_] Certificateholders with respect to principal will be distributed to the Series [199_-_] Certificateholders;] and

                        (iii) on each Special Payment Date and on the
            Expected Payment Date, all amounts on deposit in the Principal Funding Account [and the Excess Funding Account] [other], up to a maximum amount on any such day equal to the excess of the outstanding principal balance of the Series [199_-_] Certificates over the unreimbursed Investor Charge-Offs, shall be distributed to the Series [199_-_] Certificateholders.

                        [(b) On each Distribution Date on which there is any Carry-over Amount or Additional Carry-over Amount, the Servicer shall instruct the Trustee to distribute to the Certificateholders the amounts payable with respect thereto pursuant to Section 4.04(b)(iii) and Section 4.06(a).]

                        (c) If, on the Final Payment Date, there is any Carry-over Amount or Additional Carry-over Amount (after giving effect to any distributions on such date pursuant to Section 4.07(b)), the Servicer shall instruct the Trustee to distribute to the Series 1996-1 Certificateholders the amounts payable with respect thereto pursuant to Sections 4.08(b) and 4.08(d).

                        (d) The distributions to be made pursuant to this Section are subject to the provisions of Sections 2.03, 9.02, 10.01 and 12.02 of the Agreement and Sections 9.01 and 9.02 of this Series Supplement.

                        SECTION 4.08. Application of [Reserve Fund and] Available Subordinated Amount. [(a) If the portion of Investor Non-Principal Collections, [Series [199_-_] Excess Interest Collections] and Investment Proceeds allocated to Series [199_-_] Certificateholders on any Distribution Date pursuant to Section 4.06(a) [or 4.06(b)] is not sufficient to make the entire distributions required on such Distribution Date by Sections 4.06(a)[(i), (ii) and (iv)], [or 4.06(b)(i), respectively], the Servicer shall cause the Trustee to withdraw funds from the Reserve Fund to the extent available therein, and apply such funds to complete the distributions pursuant to Section 4.06[(a)(i), (ii) and (iv)] [or 4.06(b)(i), as the case may be]; provided, however, that during any Early Amortization Period (other than an Early Amortization Period which has ended as described in clause [ ] of the definition thereof) [or Reinvestment Period (other than a Reinvestment Period that has ended as described in clause [ ] of the definition thereof) funds shall not be withdrawn from the Reserve Fund to make distributions otherwise required by Section 4.06(a)(iv) to the extent that, after giving effect to such withdrawal, the amount on deposit in the Reserve Fund shall be less than $1,000,000.]

                        (b)  If there is a Required Subordination Draw
Amount for such Distribution Date and such Distribution Date is not the Final Payment Date, the Servicer shall apply or cause the Trustee to apply the Available Seller's Collections on deposit in the Collection Account on such Distribution Date, but only up to the amount of the Required Subordination Draw Amount, to make the distributions required by Sections 4.06[(a)(i), (ii) and (iv)] [that have not been made through the application of funds from the Reserve Fund in accordance with the preceding paragraph]. If there is a Required Subordination Draw Amount for such Distribution Date and such Distribution Date is the Final Payment Date, the Servicer shall apply or cause the Trustee to apply the Available Seller's Collections on deposit in the Collection Account on such Distribution Date, but only up to the amount of the Required Subordination Draw Amount, to make the distributions required by Sections 4.06 [(a)(i), (ii), (iv) and (v)] [that have not been made through the application of funds from the Reserve Fund in accordance with
Section 4.08(d)]. Any such Available Seller's Collections remaining after the application thereof pursuant to the first or second preceding sentence, as applicable, shall be treated as a portion of Investor Principal Collections for such Distribution Date, but only up to the amount of unpaid Adjustment Payments allocated to Series [199_-_] as described in Section 4.05(a)(vi). The amount of the Available Seller's Collections applied in accordance with the three preceding sentences shall reduce the Available Subordinated Amount in all other cases as described in clause (A) of the definition thereof. If the Required Subordination Draw Amount exceeds Available Seller's Collections for such Distribution Date, the Available Subordinated Amount shall be further reduced by the amount of such excess, but not by more than the sum of
(x) the Investor Default Amount and (y) the amount of unpaid Adjustment Payments allocated to Series [199_-_] as described in Section 4.05 (a)(vi).

                        [(c) If, after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund made pursuant to Sections 4.01(c), 4.04, 4.06(a), 4.08(a) and 4.08(d), (i) the amount in the
Reserve Fund is greater than the Reserve Fund Required Amount (or, for any Distribution Date with respect to an Early Amortization Period [or Reinvestment Period], the Excess Reserve Fund Required Amount) for such Distribution Date, the Servicer shall cause the Trustee to distribute such excess amount to the Seller, subject to the proviso contained in paragraph
(e) or (ii) the amount in the Reserve Fund is less than such Reserve Fund Required Amount, then the Trustee shall deposit any remaining Available Seller's Collections on deposit in the Collection Account for such Distribution Date after giving effect to Section 4.09(b) into the Reserve Fund until the amount in the Reserve Fund is equal to such Reserve Fund Required Amount. On the Termination Date, any funds in the Reserve Fund will be treated as Available Investor Principal Collections. Upon payment in full of the outstanding principal balance of the Series [199_-_] Certificates, any funds remaining on deposit in the Reserve Fund shall be paid to the Seller.]

                        [(d) If, on the Final Payment Date, after giving effect to (c) above, there is a Carry-over Amount or Additional Carry-over Amount after giving effect to withdrawals from the Yield Supplement Account on such date, the Servicer shall cause the Trustee to withdraw funds in the amount of such Carry-over Amount or Additional Carryover Amount from the Reserve Fund (to the extent available therein), and distribute such funds to the Series [199_-_] Certificateholders. Any funds remaining on deposit in the Reserve Fund after the earlier of (i) payment in full of the outstanding principle balance of the Series [199_-_] Certificates and (ii) the Series Termination Date shall be paid to the Seller.]

                        [(e) If, for any Distribution Date with respect to an Early Amortization Period [or a Reinvestment Period], after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund made pursuant to Sections 4.01(c), 4.04, 4.06(a) and 4.08(a), the amount in the Reserve Fund is less than the Excess Reserve Fund Required Amount for such Distribution Date, the Trustee shall deposit any remaining Available Seller's Collections on deposit in the Collection Account for such Distribution Date into the Reserve Fund until the amount in the Reserve Fund is equal to such Excess Reserve Fund Required Amount.]

                        (f) The balance of Available Seller's Collections on any Distribution Date, after giving effect to any distributions thereof pursuant to Section [4.08(a), (b), (c), (d) or (e),] shall be distributed to the Seller on such Distribution Date[; provided that, in the case of any remaining Available Seller's Principal Collections, if the Trust Available Subordinated Amount for the immediately preceding Determination Date exceeds the Seller's Participation Amount on such date (determined after giving effect to any Principal Receivables transferred to the Trust on such Distribution Date), Section 4.08(c) hereof shall not apply and the amount of such excess shall be deposited into the Reserve Fund, with any remaining Available Seller's Principal Collections paid to the Seller.]

                        SECTION 4.09. Investor Charge-Offs. If, on any Distribution Date on which the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date) is zero and the Deficiency Amount for such Distribution Date is greater than zero, the Invested Amount shall be reduced by the amount of the excess of such Deficiency Amount over any remaining Available Subordinated Amount on such Determination Date, but not by more than the Investor Default Amount. Investor Charge-Offs shall thereafter be reimbursed and the Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Investor Charge-Offs on any Distribution Date) by the sum of (a) Allocable Miscellaneous Payments with respect to such Distribution Date and (b) the amount of Excess Servicing allocated and available for that purpose pursuant to Section 4.10(a).

                        SECTION 4.10.  Excess Servicing.  The Servicer
shall cause the Trustee to apply, on each Distribution Date [with respect to Collection Period that ends prior to the Fully Reinvested Date] [or any such Collection Period thereafter during the Revolving Period], Excess Servicing with respect to the Collection Period immediately preceding such Distribution Date, to make the following distributions in the following priority:

                        (a) an amount equal to the aggregate amount of
            Investor Charge-Offs which have not been previously reimbursed as provided in Section 4.09 (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.09) shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

                        (b) an amount equal to the aggregate outstanding
            amounts of the Certificateholders Monthly Servicing Fee which have been previously waived pursuant to
            Section 3.01 shall be distributed to the Servicer; and

                        [(c) describe other applications;] and

                        (d) the balance, if any, shall be [distributed to
            the Seller][treated as Excess Interest Collections].

                        SECTION 4.11.  Excess Principal Collections.
(a) That portion of Excess Principal Collections for any Distribution Date equal to the amount of Series [19_-_] Excess Principal Collections for such Distribution Date will be allocated to Series [199_-_] and will be distributed as set forth in this Series Supplement.

                        (b) Series [199_-_] Excess Principal Collections, with respect to any Distribution Date, shall mean an amount equal to the Series [199_-_] Principal Shortfall for such Distribution Date; provided, however, that, if the aggregate amount of Excess Principal Collections for all Series for such Distribution Date is less than the aggregate amount of Principal Shortfalls for all Series for such Distribution Date, then Series [199_-_] Excess Principal Collections for such Distribution Date shall equal the product of (x) Excess Principal Collections for all Series for such Distribution Date and [(y) a fraction, the numerator of which is the Series [199_-_] Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date] [describe other non-pro rata formula, if applicable]. The Series [199_-_] Principal Shortfall, with respect to any Distribution Date, shall equal the excess of (i) (x) [for any Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount [other] [for any Distribution Date with respect to the Controlled Amortization Period, the Controlled Distribution Amount] [other], or (y) for any Distribution Date with respect to an Early Amortization Period [or Reinvestment Period], the [Invested Amount] [other], over (ii) Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Excess Principal Collections).

                        [SECTION 4.12.  Excess Interest Collections.
[Describe allocations of Excess Interest Collections, if applicable.]

                        [SECTION 4.13. Excess Funding Account. (a) Any funds on deposit in the Excess Funding Account on [the earlier of] [the [ ] Distribution Date] [the Principal Commencement Date] will be deposited in the Principal

Funding Account on such date. In addition, on each Distribution Date with respect to the Controlled Amortization Period an amount equal to the quotient obtained by dividing the amount on deposit in the Excess Funding Account as of the [ ] Distribution Date (after giving effect to any withdrawals from or deposits to such account on such date) by [ ] will be distributed to Series [199_-_] Certificateholders on such date in respect of principal of the Series [199_-_] Certificates.] In addition, no funds will be deposited in the Excess Funding Account during any Early Amortization Period [or Reinvestment Period] or with respect to any Collection Period following the [ Collection Period] [the Accumulation Period Commencement Date].

                        (b)  On each Determination Date during the
Revolving Period, the Seller shall determine whether the sum of the Invested Amount and the amount on deposit in the Excess Funding Account (other than any Investment Proceeds) is greater than the outstanding principal balance of the Series [199_-_] Certificates. If on any such Determination Date such sum is greater than the outstanding principal balance of the Series [199_-_] Certificates and thus there are sufficient Principal Receivables in the Trust to permit an increase in the Invested Amount without causing an Early Amortization Event to occur with respect to any outstanding Series, the Seller shall notify the Trustee of the amount of the increase in the Invested Amount. Subject to the provisions set forth below in this Section 4.12(b) and to Sections 4.12(c) and (d) below, upon receipt of such notice the Invested Amount shall be increased by the amount specified, and the Servicer shall instruct the Trustee to withdraw from the Excess Funding Account and pay to the Seller or allocate to one or more other Series, on the immediately succeeding Distribution Date, an amount equal to the amount of such increase in the Invested Amount. Such payment shall be in payment or partial payment pursuant to the Receivables Purchase Agreement for additional Principal Receivables transferred to the Trust or allocated to Series [199_-_]. To the extent that the Invested Amount is increased by any payment to the Seller or any allocation to one or more other Series, the Seller's Interest or such other Series' invested amount, as applicable, shall be reduced by the amount of such payment. In addition, any increase in the Invested Amount is subject to the condition that after giving effect to such increase (i) the Pool Balance equals or exceeds (ii) the sum of (A) the Required Participation Amount, (B) the sum of the Required Subordinated Amount and the sum of the required subordinated amounts for all other Series (or, if such other series shall have no required subordinated amount, the available subordinated amount with respect to such Series) and (C) the sum of any subordinated amounts supporting any Enhancement for all other Series. In connection with the foregoing, the Seller shall endeavor (taking into account any seasonality experienced in the Accounts in the Trust) to minimize the amounts on deposit, from time to time, in the Excess Funding Account.

                        (c) In the event that other Series issued by the Trust provide for excess funding accounts or other arrangements similar to the Excess Funding Account involving fluctuating levels of investments in Principal Receivables, (i) the allocation of additional Principal Receivables to increase the Invested Amount and the invested amounts of such other Series (and the related withdrawals from the Excess Funding Account and the other excess funding or similar accounts) will be based on the proportion that the amount on deposit in the Excess Funding Account bears to amounts on deposit in the excess funding accounts of all Series providing for excess funding accounts or such similar arrangements or to amounts otherwise similarly available and (ii) the deposit of amounts into the Excess Funding Account and the excess funding accounts of such other Series will be pro rata based on the proportion that the Adjusted Invested Amount bears to the adjusted invested amounts of all Series providing for excess funding accounts or such similar arrangements.

                        (d) In the event that any other Series is in an amortization, early amortization, reinvestment or accumulation period the amounts of any withdrawals from the Excess Funding Account shall be applied first to satisfy in full any then applicable funding or payment requirements of such Series and second to make a payment to the Seller. In the event that more than one other Series is in an amortization, early amortization, reinvestment or accumulation period, the amounts of any withdrawals from the Excess Funding Account shall be allocated (and, if necessary, reallocated) among such Series as specified in the related Series Supplement to meet the funding or payment requirements of each such Series first to satisfy in full all then applicable funding or payment requirements of each such Series and second to make a payment to the Seller.]

                        [SECTION 4.14.  Accumulation Period Length;
Accumulation Period Commencement Date.  Beginning on the [            ]
Distribution Date, and on each Distribution Date thereafter that occurs prior to the Accumulation Period Commencement Date, the Servicer shall calculate the Accumulation Period Length and, if applicable, determine the Accumulation Period Commencement Date. Once the Servicer has determined the Accumulation Period Commencement Date, the Servicer shall promptly notify the Trustee in writing of such determination. In connection therewith, the Seller hereby agrees not to cause the Trust to issue any new Series during the period from the date hereof until the date that the Series [199_-_] Certificates shall have been paid in full, if such issuance would have an adverse effect on the results obtained by application of the formula used to compute the Accumulation Period Length.]

                        [SECTION 4.15.  Enhancement.  [To be provided.]


                                  ARTICLE V

                          Distributions and Reports
                    to Series [199_-_] Certificateholders

                        SECTION 5.01.  Distributions.  (a)  On each
Distribution Date, the Trustee shall distribute to each Series [199_-_] Certificateholder of record on the preceding Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) such Certificate holder's pro rata share (based on the aggregate fractional undivided interests represented by the Series [199_-_] Certificates held by such Certificateholder) of the amounts on deposit in the Series [199_-_] Accounts as is payable to the Series [199_-_] Certificateholders on such Distribution Date pursuant to Section 4.07.

                        (b) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series [199_-_] Certificateholders hereunder shall be made by check mailed to each Series [199_-_] Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series [199_-_] Certificate or the making of any notation thereon; provided, however, that, with respect to Series [199_-_] Certificates registered in the name of a Depository, such distributions shall be made to such Depository in immediately available funds.

                        SECTION 5.02. Reports and Statements to Series [199_-_] Certificateholders. (a) At least two Business Days prior to each Distribution Date, the Servicer will provide to the Trustee, and on each Distribution Date, the Trustee shall forward to each Series [199_-_] Certificateholder, a statement substantially in the form of Exhibit B prepared by the Servicer setting forth certain information relating to the Trust and the Series [199_-_] Certificates.

                        (b) A copy of each statement provided pursuant to paragraph (a) will be made available for inspection at the Corporate Trust Office.

                        (c) On or before January 31 of each calendar year, beginning with calendar year 199[], the Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series [199_-_] Certificateholder (or Certificate Owner), a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series [199_-_] Certificateholders as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person (or any related Certificate Owner) was a Series [199_-_] Certificateholder (or Certificate Owner), together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Series [199_-_] Certificateholders (or Certificate Owners) to prepare their tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                  ARTICLE VI

                             Amortization Events

                        SECTION 6.01.  Additional Amortization Events.
The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Series [199_-_] Certificateholders, be deemed to be an Early Amortization Event solely with respect to Series [199_-_]:

                        [(a) the Trust shall file a petition commencing a
            voluntary case under any chapter of the Federal bankruptcy laws; or the Trust shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer, or consent; or the Trust shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Trust shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

                        (b) any order for relief against the Trust shall have
            been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Trust under any other similar applicable Federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator, or other similar official in bankruptcy or insolvency of the Trust or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

                        (c) the outstanding principal amount of the Series
            [199_-_] Certificates is not repaid by the Expected Payment Date.

                        (d) on any Determination Date, the average of the
            Monthly Payment Rates for the two preceding Collection Periods is less than [ ]%;

                        (e) on any Determination Date, the Available
            Subordinated Amount for the next Distribution Date will be less than the Required Subordinated Amount on such Determination Date, after giving effect to the distributions to be made on the next Distribution Date;

                        (f) any Service Default with respect to Series
            [199_-_] occurs;

                        (g) on any Determination Date, as of the last day of
            the preceding Collection Period, the aggregate amount of Principal Receivables relating to Used Vehicles exceeds [ ]% of the Pool Balance on such last day;

                        (h) on any Determination Date, the quotient obtained
            by dividing (i) the sum of (x) the amount on deposit in the Yield Supplement Account on the next Distribution Date, after giving effect to the distributions to be made on such Distribution Date, and (y) the amount on deposit in the Yield Supplement Account on the immediately preceding Distribution Date, after giving effect to the distributions made on such Distribution Date, by (ii) the sum of (A) the outstanding principal balance of the Series [199_-_] Certificates on the next Distribution Date, after giving effect to all distributions and payments to be made on such Distribution Date and (B) the outstanding principal balance of the Series [199_-_] Certificates on the immediately preceding Distribution Date, after giving effect to all distributions and payments made on such Distribution Date, is less than [ ];

                        (i) any Carry-over Amount or Additional Carry-over
            Amount is outstanding on six consecutive Distribution
            Dates;

                        (j) the outstanding principal amount of the Series
            199_-_ Certificates is not repaid by the Expected
            Payment Date; and

                        (k) [other]. 1/


                                 ARTICLE VII

                             Reinvestment Events

                        SECTION 7.01. Reinvestment Events. If any one of the following events shall occur:

                        (a) a failure by the Seller to convey Receivables in
            Additional Accounts to the Trust within five Business Days after the day on which it is required to convey such Receivables pursuant to the Agreement;

                        (b) the Servicer (or CFC, if it is not the Servicer)
            shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or the Servicer (or CFC, as aforesaid) shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable Federal law, or shall consent to the
--------
1/Delete or modify, as applicable.

            filing of any such petition, answer, or consent; or the Servicer (or CFC, as aforesaid) shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Servicer (or CFC, as aforesaid) shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

                        (c) any order for relief against the Servicer (or
            CFC, if it is not the Servicer) shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Servicer (or CFC, as aforesaid) under any other similar applicable Federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator, or other similar official in bankruptcy or insolvency of the Servicer (or CFC, as aforesaid) or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

                        (d) Chrysler shall file a petition commencing a
            voluntary case under any chapter of the Federal bankruptcy laws; or Chrysler shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer, or consent; or Chrysler shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or Chrysler shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

                        (e) any order for relief against Chrysler shall have
            been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of Chrysler under any other similar applicable Federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator, or other similar official in bankruptcy or insolvency of Chrysler or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

                        (f) failure on the part of the Seller, the Servicer
            or CFC, as applicable, (i) to make any payment or deposit (including any Transfer Deposit Amount or Adjustment Payment) required by the terms of the Agreement or the Receivables Purchase Agreement on or before the date occurring two Business Days after the date such payment or deposit is required to be made therein, or (ii) with respect to any Series, to deliver a Distribution Date Statement within five Business Days of the day such item is due to be delivered under the Agreement, or (iii) duly to observe or perform in any material respect the covenant of the Seller set forth in Section 2.06(a) of the Agreement or
            (iv) duly to observe or perform in any material respect any other covenants or agreements of the Seller or the Servicer, as the case may be, set forth in the Agreement or the Receivables Purchase Agreement, which failure in the case of this clause (iv) continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee or any Enhancement Provider;

                        (g) any representation or warranty made by CFC in the
            Receivables Purchase Agreement or the Seller in the Agreement or any information contained in a computer file or microfiche or written list required to be delivered by the Seller pursuant to
            Section 2.01, 2.05, 2.07 or 2.08 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, and shall continue to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee and
            (ii) as a result of such incorrectness the interests of the Holders of the Investor Certificates are materially and adversely affected; provided, however, that a Reinvestment Event shall not be deemed to have occurred under this paragraph if the Seller has repurchased the related Receivable or all such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                        (h) on any Determination Date, the average of the
            Monthly Payment Rates for the two preceding Collection Periods is less than [ ]%;

                        (i) on any Determination Date, the Available
            Subordinated Amount for the next Distribution Date will be less than the Required Subordinated Amount on such Determination Date, after giving effect to the distributions to be made on the next Distribution Date;

                        (j) any Service Default with respect to
            Series [199_-_] occurs;

                        (k) on any Determination Date, as of the last day of
            the preceding Collection Period, the aggregate amount of Principal Receivables relating to Used Vehicles exceeds [ ]% of the Pool Balance on such last day;

                        (l) on any Determination Date, the quotient obtained
            by dividing (i) the sum of (x) the amount on deposit in the Yield Supplement Account on the next Distribution Date, after giving effect to the distributions to be made on such Distribution Date, and (y) the amount on deposit in the Yield Supplement Account on the immediately preceding Distribution Date, after giving effect to the distributions made on such Distribution Date, by (ii) the sum of (A) the outstanding principal balance of the Series [199_-_] Certificates on the next Distribution Date, after giving effect to all distributions and payments to be made on such Distribution Date, and (B) the outstanding principal balance of the Series [199_-_] Certificates on the immediately preceding Distribution Date, after giving effect to all distributions and payments made on such Distribution Date, is less than [ ]%;

                        (m) interest at the Certificate Rate is not paid
            on the Series [199_-_] Certificates on any [Distribution Date] [Interest Payment Date];

                        (n) the delivery by the Seller to the Trustee of a
            notice, stating that the Seller will no longer continue to sell Receivables to the Trust on [ ] or any yearly anniversary thereof; provided that the Seller shall have delivered to the Trustee an Opinion of Counsel to the effect that, following the suspension of the sale of Receivables, the Trust shall not become an "investment company" within the meaning of the Investment Company Act;

                        (o) any Carry-over Amount or Additional Carry-over
            Amount is outstanding on six consecutive Distribution Dates; or

                        (p)  [other];

then, subject to applicable law, and after the applicable grace period, if any, a reinvestment event (a "Reinvestment Event") shall occur without any notice or other action on the part of the Trustee, any Agent, the Series [199_-_] Certificateholders or any other Beneficiary, immediately upon the occurrence of such event.] 2/


                                [ARTICLE VIII

                             Optional Repurchase

                        SECTION 8.01. Optional Repurchase. (a) On any Distribution Date occurring after the date on which the Invested Amount is reduced to $[ ] or less, the Seller shall have the option, subject to the condition set forth in paragraph (c) to purchase the entire Series [199_-_] Certificateholders' Interest, at a purchase price equal to the Reassignment Amount for such Distribution Date.

                        (b) The Seller shall give the Servicer and the Trustee at least 10 days' prior written notice of the Distribution Date on which the Seller intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Seller shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. The
--------
  2/Delete or modify as appropriate.

Reassignment Amount shall be distributed as set forth in Section 9.01(b).]

                        (c)  [Add other repurchase provisions, if applicable.]


                                  ARTICLE IX

                             Final Distributions

                        SECTION 9.01. Sale of Certificateholders' Interest Pursuant to Section 2.03 of the Agreement; Distributions Pursuant to [Section
8.01 of This Series Supplement or] Section 2.03 or 12.02(c) of the Agreement.
(a) The amount to be paid by the Seller to the Collection Account with respect to Series [199_-_] in connection with a purchase of the Certificateholders' Interest pursuant to Section 2.03 of the Agreement shall equal the Reassignment Amount for the Distribution Date on which such repurchase occurs.
                        (b)  With respect to the Reassignment Amount
deposited into the Collection Account pursuant to Section [8.01 or] 9.01 of this Series Supplement or Section 2.03 of the Agreement or any Termination Proceeds deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) (in the priority set forth below): (i) first, (x) deposit the Invested Amount on such date [into the Principal Funding Account] and (y) deposit the amount of accrued and unpaid interest on the unpaid balance of the Series [199_-_] Certificates, plus the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest, Carry-over Amount, Additional Carry-over Amount or Asset Composition Premium previously due but not paid to Series [199_-_] Certificateholders on any prior Distribution Date, up to the Reassignment Amount for Series [199_-_] and (ii) second, pay the remainder of any Termination Proceeds to the Seller. [Describe other applications, if any.]

                        (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited [in the Principal Funding Account] pursuant to Section [8.01 or] 9.01 and all other amounts on deposit therein shall be distributed in full to the Series [199_-_] Certificateholders on such date and any distribution made pursuant to paragraph (b) above shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement with respect to Series [199_-_].

                        SECTION 9.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall first (in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and deposit such amount in [the Principal Funding Account]; provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and (y) 100% minus the Excess Seller's Percentage with respect to the related Collection Period. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections shall be allocated to the Seller's Interest and shall be released to the Seller on such Distribution Date. [Describe other applications, if any.]

                        (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall first (in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the sum of (i) Monthly Interest for such Distribution Date, (ii) any Monthly Interest previously due but not [deposited to the Interest Funding Account or] distributed on a prior Distribution Date, (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not [deposited to the Interest Funding Account or] distributed on a prior Distribution Date, [(iv) any Carry-over Amount for such Distribution Date and any Carry-over Amount previously due but not distributed to the Series [199_-_] Certificateholders on a prior Distribution Date and (v) the amount of any Additional Carry-over Amount for such Distribution Date and any Additional Carry-over Amount previously due but not distributed to the Series [199_-_] Certificateholders on a prior Distribution Date,] from the portion of the Insolvency Proceeds allocated to Allocable Non-Principal Collections and deposit such amount in the Collection Account with such funds designated by the Trustee as being held for the benefit of the Series [199_-_] Certificateholders; provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of the Insolvency Proceeds allocated to Allocable Non-Principal Collections and (B) 100% minus the Excess Seller's Percentage. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Non-Principal Collections shall be allocated to the Seller's Interest and shall be released to the Seller on such Distribution Date. [Describe other applications, if any.]

                        (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Principal Funding Account and the Collection Account pursuant to this Section and all other amounts on deposit therein shall be distributed in full to the Series [199_-_] Certificateholders on the Distribution Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Distribution Date, on the immediately following Distribution Date) and any distribution made pursuant to this Section shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement with respect to Series [199_-_].


                                  ARTICLE X

                           Other Series Provisions

                        SECTION 10.01. Certain Permitted Actions; Amendments to the Agreement; Additional Covenants. (a) Notwithstanding anything to the contrary in the Agreement, funds on deposit in the Collection Account may be invested in any Eligible Investments (as that term is defined in this Series Supplement).

                        (b) Notwithstanding anything to the contrary in the Agreement, including Section 2.07(c) thereof, the Seller shall not be required to make any deposit to the Collection Account in respect of the Repurchased Receivables Price of any receivables repurchased by the Seller from the Trust pursuant to such Section.

                        (c) Notwithstanding anything to the contrary contained herein or in the Agreement, the Seller shall have the right to require the reassignment to it of all the Trust's right, title and interest in, to and under the Receivables then existing and thereafter created, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof in or with respect to the Accounts ("Automatic Removed Accounts") designated by the Seller, upon satisfaction of the following conditions:

(a) on or before the fifth business day immediately preceding the date upon which such Accounts are to be removed, the Seller shall have given the Trust, each Enhancement Provider and the Rating Agencies a Removal Notice specifying the date for removal of the Automatic Removed Accounts (the "Automatic Removal Date"); (b) on or prior to the date that is five Business Days after the Automatic Removal Date, the Seller shall have delivered to the Trustee a computer file or microfiche or written list containing a true and complete list of the Automatic Removed Accounts specifying for each such Account, as of the removal notice date, its account number and the aggregate amount of Receivables outstanding in such Account; (c) the Seller shall have represented and warranted as of each Automatic Removal Date that the list of Automatic Removed Accounts delivered pursuant to clause (b) above, as of the Automatic Removal Date, is true and complete in all material respects; (d) the Trustee shall have received confirmation from each Rating Agency that such removal will not result in a reduction or withdrawal of such Rating Agency's rating of any outstanding Series or Class of Certificates; (e) the Seller shall have delivered to the Trustee, each Rating Agency and any Enhancement Providers an officers' certificate, dated the Automatic Removal Date, to the effect that the Seller reasonably believes that such removal will not cause an early amortization event to occur with respect to any Series; and (f) the Seller shall have delivered to the Trustee, each Rating Agency and any Enhancement Providers a Tax Opinion, dated the Automatic Removal Date, with respect to such removal.

                        Upon satisfaction of the above conditions, on the Automatic Removal Date all the right, title and interest of the Trust in and to the Receivables arising in the Automatic Removed Accounts, all monies due and to become due and all amounts received with respect thereto and all proceeds thereof shall be deemed removed from the Trust for all purposes.

                        (d) Notwithstanding anything to the contrary herein or in the Agreement, subject to the other limitations described in
Section 4.03 of the Agreement, CFC need not deposit collections with respect to any Collection Period in the Collection Account until the related Distribution Date.

                        (e) Unless otherwise agreed to by the Rating Agencies, notwithstanding anything to the contrary herein or in the Agreement, the Seller may from time to time, at its discretion, and subject only to the limitations specified in this paragraph, designate Additional Accounts to be added to the Trust. (Additional Accounts designated to be added to the Trust in accordance with the provisions of this Section 10.01(e) are referred to herein as "Automatic Additional Accounts".) On the Addition Date with respect to any Automatic Additional Accounts, the Trust shall purchase the Receivables in such Automatic Additional Accounts (and such Automatic Additional Accounts shall be deemed to be Accounts for purposes of the Agreement) as of the close of business on the applicable Additional Cut-Off Date, subject to the satisfaction of the following conditions:

                        (i) such Automatic Additional Accounts shall be
            Eligible Accounts;

                        (ii) the Seller shall, to the extent required by
            Section 4.03 of the Agreement, have deposited in the Collection Account all Collections with respect to such Automatic Additional Accounts since the Additional CutOff Date;

                        (iii) no selection procedures believed by the Seller
            to be adverse to the interests of the Series [199_-_]
            Certificateholders were used in selecting such Automatic Additional Accounts;

                        (iv) as of each of the Additional Cut-Off Date and
            the Addition Date, no Insolvency Event with respect to CFC or the Seller shall have occurred nor shall the transfer of the Receivables arising in the Automatic Additional Accounts to the Trust have been made in contemplation of the occurrence thereof;

                        (v) the addition of the Receivables arising in the
            Automatic Additional Accounts shall not cause an early amortization event or any event that, after the giving of notice or the lapse of time, would constitute a early amortization event to occur with respect to any Series;

                        (vi) on or before each Addition Date with respect to
            Automatic Additional Accounts, the Seller shall have delivered to the Trustee and the Rating Agencies (A) an Opinion of Counsel with respect to the Receivables in the Automatic Additional Accounts substantially in the form of Exhibit G-2 to the Agreement and (B) a Tax Opinion with respect to such addition;

                        (vii) within ten Business Days of the date on which
            any such Receivables are added to the Trust, the Seller shall have delivered to the Trustee a written assignment and a computer file or a microfiche list containing a true and complete list of the related

            Automatic Additional Accounts specifying for each such Account its account number, the collection status, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account; and

                        (viii) the Seller shall have delivered to the Trustee
            an Officer's Certificate of the Seller, dated the Addition Date, to the effect that conditions (i) through (v) and (vii) above have been satisfied.

                        The Seller hereby represents and warrants to the Trust as of the related Addition Date as to the matters relating to it set forth in paragraphs (iii) and (iv) above and that the file or list described below is, as of the applicable Additional Cut-Off Date, true and complete in all material respects.

                        In connection with the designation of Automatic Additional Account to be added to the Trust, the Seller shall deliver to the Trustee (i) the computer file or microfiche list required to be delivered pursuant to Section 2.01 of the Agreement with respect to such Automatic Additional Accounts and (ii) a duly executed, written Assignment (including an acceptance by the Trustee for the benefit of the Certificateholders), substantially in the form of Exhibit B to the Agreement (the "Assignment").

                        Unless each Rating Agency otherwise consents, the number of Automatic Additional Accounts added to the Trust with respect to any of the three consecutive Collection Periods beginning in January, April, July and October of each calendar year shall not exceed 8% of the number of Accounts as of the first day of the calendar year during which such Collection Periods commence and the number of Automatic Additional Accounts designated during any such calendar year shall not exceed 20% of the number of Accounts as of the first day of such calendar year. On or before the first business day of each Collection Period beginning in January, April, July and October of each calendar year, the Seller shall have requested and obtained notification from each Rating Agency of any limitations to the right of the Seller to designate Eligible Accounts as Automatic Additional Accounts during any period which includes such Collection Period. To the extent that Automatic Additional Accounts have been added to the Trust during the three consecutive Collection Periods ending in the calendar month prior to such date, on or before January 31, April 30, July 31, October 31 of each calendar year, the Trustee shall have received confirmation from each Rating Agency that the addition of all Automatic Additional Accounts included as

Accounts during the three consecutive Collection Periods ending in the calendar month prior to such date shall not have resulted in any applicable Rating Agency reducing or withdrawing its rating of any outstanding Series or Class of Certificates. If such Rating Agency confirmation with respect to any Automatic Additional Accounts is not so received, such Automatic Additional Accounts will be removed from the Trust.

                        (f) Each Holder of a Series [199_-_] Certificate, by such Holder's acceptance thereof, will be deemed to have consented to an amendment to the Agreement that incorporates the provisions of Sections 10.01(a) and 10.01(b), 10.01(c), 10.01(d) and 10.01(e), it being understood that no such amendment shall be effective unless and until each Series of Investor Certificates issued prior to October 20, 1994 shall no longer be outstanding or shall have consented to such amendment in accordance with the Agreement.

                        [(g) Notwithstanding anything to the contrary in the Agreement, the Seller shall have the option to designate at any time and from time to time a percentage or percentages, which may be a fixed percentage or a variable percentage based on a formula (the "Discount Percentage"), of all or any specified portion of Principal Receivables created after the Discount Option Date to be treated as Non- Principal Receivables ("Discount Option Receivables"). The Seller shall also have the option of reducing or withdrawing the Discount Percentage, at any time and from time to time, on and after such Discount Option Date. The Seller shall provide to the Servicer, the Trustee and any Rating Agency 30 days' prior written notice of the Discount Option Date, and such designation shall become effective on the Discount Option Date (i) unless such designation in the reasonable belief of the Seller would cause an amortization event or reinvestment event with respect to any Series to occur, or an event which, with notice or lapse of time or both, would constitute an amortization event or reinvestment event with respect to any Series and (ii) only if the Rating Agency Condition shall have been satisfied with respect to such designation. After the discount Option Date (i) Discount Option Receivable Collections shall be treated as Collections of Non-Principal Receivables and (ii) the definition of "Principal Receivables" shall be amended to read as follows:

                        "Principal Receivables" with respect to an Account shall mean amounts shown on the Servicer's records as Receivables (other than such amounts which represent Non- Principal Receivables) payable by the related Dealer; provided, however, that after the Discount Option Date,

Principal Receivables on any Date of Processing thereafter shall mean Principal Receivables as otherwise determined pursuant to this definition minus the amount of any Discount Option Receivables. Notwithstanding anything to the contrary in this Agreement, (i) Purchased Receivables and Fleet Receivables shall not be deemed to be Principal Receivables for the purposes of this Agreement and (ii) the amount of Principal Receivables on any date of determination for all purposes of this Agreement shall be deemed to be the actual amount thereof at such time minus the aggregate amount on deposit at such time in the Cash Management Accounts maintained for the benefit of the related Dealers.]

                        [(h)  Each Holder of a Series [199_-_]
Certificate, by such Holder's acceptance thereof, will be deemed to have consented to an amendment to the Agreement that incorporates the provisions of Section 10.01(g), it being understood that no such amendment shall be effective unless and until each Series of Investor Certificates issued prior to August 19, 1997, shall no longer be outstanding or shall have consented to such amendment in accordance with the Agreement.]

                        (i) Except for the conveyance hereunder to the Trustee, the Seller will not sell, pledge, assign or transfer to any other Person any rights it might have to funds on deposit in [the Reserve Fund,] [the Principal Funding Account,] [the Excess Funding Account,] [the Yield Supplement Account,] [other,] or Investment Proceeds with respect thereto.

                        [SECTION 10.02. Effect of Fully Reinvested Date; Conveyance of Receivables. (a) Notwithstanding anything to the contrary in the Agreement, upon the occurrence of the Fully Reinvested Date, after giving effect to all allocations, distributions, withdrawals and deposits to be made on such date, the following provisions of the Agreement shall no longer apply to the Seller or the Servicer, as applicable, the Series [199_-_] Certificates or the Series [199_-_] Certificateholders[, unless, in each case, the Revolving Period shall have recommenced]:

                        (i) Section 2.01 (except to the extent it relates to
            amounts received with respect to the Receivables and the Collateral Security and proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof on deposit in the Series [199_-_] Accounts on the Fully Reinvested Date, after giving effect to all such allocations, distributions, withdrawals and deposits);


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

                        (ii) Section 2.03(i) and Section 2.03(j) (except to
            the extent it relates to amounts received with respect to the Receivables and the Collateral Security and proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof on deposit in the Series [199_-_] Accounts on the Fully Reinvested Date, after giving effect to all such allocations, distributions, withdrawals and deposits) and all obligations and remedies in Section 2.03 relating to a breach of the representations contained in those Sections other than to the extent provided above);

                        (iii) Section 2.04;

                         (iv) Section 2.05; provided that the Seller may from
            time to time at its sole discretion, voluntarily designate additional Accounts (including Partial Accounts) to be included as Accounts and transfer to the Trust the Receivables (and the related Collateral Security) of such Additional Accounts;

                         (v) Sections 2.06(a),(b),(c) and (d);

                        (vi) Section 2.07; provided that the Seller may from
            time to time at its sole discretion remove Accounts from the Trust;

                       (vii) Section 2.08;

                      (viii) Section 2.09;

                        (ix) the first sentence of Section 3.01(a), Section
            3.01(b) and Section 3.01(d);

                         (x) Section 3.03(a)(vii), Section 3.03 (viii),
            Section 3.03 (ix), Section 3.03(x) and Section 3.03(xi) and all obligations and remedies contained in Sections 3.03(a) and 3.03(b) relating to a breach of the representations contained in those Sections;

                        (xi) Section 3.06;

                       (xii) Section 3.07;

                      (xiii) Section 3.09;

                       (xiv) Section 4.03;

                        (xv) Section 4.04;

                       (xvi) Section 6.03(b) (except for the first, second and
            last sentences thereof) and the last two sentences of Section 6.03
            (c) and the conditions set forth in Section 6.03(c) to the exchange of CARCO Certificate;

                      (xvii) Section 8.06;

                     (xviii) Section 8.08;

                       (xix) Section 11.01(e); and

                       [(xx) [Sections 13.02(a),(b) and (c) and] clauses
            (ii) and (iii) of Section 13.02(d).

                        (b) Upon the later to occur of (i) the Fully Reinvested Date and the making of all allocations, distributions, withdrawals and deposits to be made on such date and (ii) the date on which each other Series is either no longer outstanding or the fully reinvested date has occurred with respect thereto, the Trustee shall sell, assign and convey to the Seller or its designee, without recourse, representation or warranty, all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all Collateral Security with respect thereto, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof except for amounts on deposit in the Collection Account that are allocable to Investor Certificates and amounts on deposit in any Series Account. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Seller to vest in the Seller or its designee all right, title and interest which the Trust had in all such property.]

                        [SECTION 10.03. Tax Treatment. The Seller has entered into the Agreement and this Series Supplement and the Series [199_-_] Certificates have been issued with the intention that the Series [199_-_] Certificates will quality under applicable tax law as indebtedness of the Seller secured by the Trust assets attributable to the Series [199_-_] Certificates. The Seller, each Beneficiary and each Series [199_-_] Certificateholder and Certificate Owner, by the acceptance of its Series [199_-_] Certificate or Book-Entry Certificate, as applicable, agrees to treat the Series [199_-_] Certificates as indebtedness of the Seller secured by the Trust assets attributable to the Series [199_-_] Certificates, for Federal income taxes, state and local income and franchise taxes, Michigan Single Business tax and any other taxes imposed on or measured by income in whole or in part.

                                  ARTICLE XI

                           Miscellaneous Provisions

                        SECTION 11.01. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

                        SECTION 11.02.  Counterparts.  This Series
Supplement may be executed in two or more counterparts (and by different parties on separate counterparts) each of which shall be an original, but all of which together shall constitute one and the same instrument.

                        [SECTION 11.03   Dealer Concentrations.  So long
as this Series [199_-_] shall be outstanding, on the last day of each Collection Period, the Servicer shall determine if the aggregate amount of Principal Receivables due from any Dealer or group of affiliated Dealers on such date is greater than [ ]% of the Pool Balance on such date. The Servicer shall promptly provide the Trustee a report setting forth the basis for such determination. The Trustee upon request from any Rating Agency will make such report available to such Rating Agency.]

                        SECTION 11.04.  GOVERNING LAW.  THIS SERIES
SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                        IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                                               U.S. AUTO RECEIVABLES COMPANY,
                                               Seller,

                                               by
                                                  ---------------------------

                                               CHRYSLER FINANCIAL
                                               CORPORATION, Servicer,

                                               by
                                                  ---------------------------


                                               THE BANK OF NEW YORK, Trustee,

                                               by
                                                 ----------------------------

                                                                    EXHIBIT A



                            [FORM OF CERTIFICATE]


                             FACE OF CERTIFICATE

[THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT
OF A BENEFIT PLAN (AS DEFINED BELOW).]


                                                       Initial Invested Amount:
REGISTERED                                             1/
                                                       $[           ]
Certificate No. R-[  ]
                                                       CUSIP NO. [        ]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                         CARCO AUTO LOAN MASTER TRUST


                        [FLOATING RATE] [  %] AUTO LOAN
                  ASSET BACKED CERTIFICATES, SERIES [199_-_]

            evidencing a fractional undivided interest in certain
                                assets of the

                         CARCO AUTO LOAN MASTER TRUST

the corpus of which consists primarily of wholesale (i.e., dealer floorplan) receivables (the "Receivables") generated from time to time in the ordinary course of business in a portfolio of revolving financing arrangements (the "Accounts") of Chrysler Financial Corporation meeting certain eligibility criteria. This certificate (a "Certificate") does not represent an interest in, or obligation of, U.S. Auto Receivables Company (the "Seller"
--------
  1/ Denominations of [$1,000] and integral multiples of [$1,000] in excess thereof.

or "USA"), Chrysler Financial Corporation or any affiliate thereof.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement referred to on the reverse side hereof or be valid for any purpose.

                  THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                  IN WITNESS WHEREOF, the Seller has caused this Certificate to be duly executed.

                                               U.S. AUTO RECEIVABLES COMPANY,

                                               by
                                                    -------------------------
                                               Name:
                                               Title:

Dated:


                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates described in the within-mentioned Pooling and Servicing Agreement.

THE BANK OF NEW YORK
as Trustee,

  by
      ------------------------
      Authorized Officer

                            REVERSE OF CERTIFICATE

                  [The Series [199_-_] Certificates may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or that is described in
Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Series [199_-_] Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Series [199_-_] Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.]

                  This certifies that Cede & Co. (the "Series [199_-_] Certificateholder"), is the registered owner of a fractional undivided interest in certain assets of the CARCO AUTO LOAN MASTER TRUST (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of May 31, 1991, as assigned by Chrysler Auto Receivables Company to U.S. Auto Receivables Company (the "Seller") on August 8, 1991 (as assigned and as amended and supplemented from time to time, the "P&S"), among the Seller, Chrysler Credit Corporation, which has been succeeded by Chrysler Financial Corporation, as servicer (the "Servicer"), and Manufacturers and Traders Trust Company, which has been succeeded by The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series [199_-_] Supplement dated as of [ ], [199_-_] among the Seller, the Servicer and the Trustee (the "Series Supplement"), that are allocated to the Series [199_-_] Certificateholders' Interest pursuant to the P&S and the Series Supplement. The P&S and the Series Supplement are hereinafter collectively referred to as the Pooling and Servicing Agreement. The corpus of the Trust will include (a) all of the Seller's right, title and interest in, to and under the Receivables in each Account and all Collateral Security with respect thereto owned by the Seller at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof, (b) all of the Seller's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement,

(c) all of the Seller's right, title and interest in, to and under the Receivables in each Account (other than any newly created Receivables in any Designated Account) and all Collateral Security with respect thereto owned by the Seller at the close of business on each Transfer Date and not theretofore conveyed to the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof, (d) all monies on deposit in, and Eligible Investments or other investments credited to, the Collection Account or any Series Account, (e) any Enhancements and (f) all other assets and interests constituting the Trust. In addition to the Certificates, the Seller's Certificate will be issued pursuant to the Pooling and Servicing Agreement which will represent the Seller's Interest in the Trust. The Seller's Certificate will represent the interest in the Trust Assets not represented by the Investor Certificates.

                  The Receivables consist of advances made directly or indirectly by Chrysler Financial Corporation to domestic automobile dealers franchised by Chrysler Corporation or any other automobile manufacturers.

                  Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement to which, as amended and supplemented from time to time, the Series [199_-_] Certificateholder by virtue of the acceptance hereof assents and is bound. Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement (without schedules and exhibits) may be requested from the Trustee by writing to the Trustee at The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement.

                  The Seller has entered into the Pooling and Servicing Agreement and the Series [199_-_] Certificates have been (or will be) issued with the intention that the Series [199_-_] Certificates will qualify under applicable tax law as indebtedness of the Seller secured by the Receivables. The Seller, each Beneficiary and each Certificateholder and Certificate Owner, by the acceptance of its Certificate or Book-Entry Certificate, as applicable, agrees to treat the Series [199_-_] Certificates as indebtedness of the Seller secured by the Receivables for Federal income taxes, state and local income, single business and franchise taxes and any other taxes imposed on or measured by income.

                  On each Distribution Date, the Trustee shall distribute to each Series [199_-_] Certificateholder of record at the close of business on the day preceding such Distribution Date (each a "Record Date") such Certificateholder's pro rata share (based on the aggregate fractional undivided interest represented by the Series [199_-_] Certificates held by such Certificateholder, except as otherwise provided in the Pooling and Servicing Agreement) of such amounts on deposit in the Collection Account and any Series Account as are payable in respect of the Series [199_-_] Certificates pursuant to the Pooling and Servicing Agreement. Distributions with respect to this Certificate will be made by the Trustee by check mailed to the address of the Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon (except for the final distribution in respect of this Certificate) except that with respect to Series [199_-_] Certificates registered in the name of a Depository, including Cede & Co., the nominee for The Depository Trust Company, distributions will be made in immediately available funds. Final payment of this Certificate will be made only upon presentation and surrender of this Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Certificateholder in accordance with the Pooling and Servicing Agreement.

                  On the Distribution Date occurring after the Invested Amount is reduced to $[ ] or less, the Seller has the option to purchase the entire Series [199_-_] Certificateholders' Interest in the Trust. The purchase price will be equal to the Reassignment Amount (as defined in the Series Supplement). [Describe other repurchase provisions.]

                  This Certificate does not represent an obligation of, or an interest in, Chrysler Corporation, the Seller, the Servicer, or any affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee, without the consent of any of the Series [199_-_] Certificateholders, so long as any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Certificateholders of any outstanding Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Pooling and Servicing Agreement or otherwise. Notwithstanding anything contained therein to the contrary, the Trustee, with the consent of any Enhancement Providers, may at any time and from time to time amend, modify or supplement the form of Distribution Date Statement.

                  The Pooling and Servicing Agreement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment to the Pooling and Servicing Agreement shall (i) reduce in any manner the amount of or delay the timing of distributions to be made to Certificateholders or deposits of amounts to be so distributed without the consent of each affected Certificateholder; (ii) change the definition or the manner of calculating any Certificateholders' interest without the consent of each affected Certificateholder; (iii) reduce the amount available under any Enhancement without the consent of each affected

Certificateholder; (iv) adversely affect the rating of any Series or class by each Rating Agency without the consent of the holders of certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Certificates of such Series or Class; or (v) reduce the aforesaid percentage required to consent to any such amendment without the consent of all Certificateholders. The
Pooling and Servicing Agreement may not be amended in any manner which adversely affects the interests of any Enhancement Provider without its prior consent.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized, and thereupon one or more new Series [199_-_] Certificates of authorized denominations evidencing the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Series [199_-_] Certificates are exchangeable for new Series [199_-_] Certificates evidencing like aggregate fractional undivided interests as requested by the Certificateholder surrendering such Certificates. No service charge may be imposed for any such exchange but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

                                  ASSIGNMENT





Social Security or other identifying number of assignee

-------------------------------------------------------





                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
                           -----------------------------------------

--------------------------------------------------------------------
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                  *
      -------------                             -------------------------
                                                 Signature Guaranteed:

                                                -------------------------
--------------------
(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the reverse of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                    EXHIBIT B


Series XXXX-X Initial Amounts

      Initial Invested Amount
      Principal Accumulation Amount
      Aggregate Subordinated Amount
      Swap Subordinated Amount
      Required Reserve Percentage
      Monthly Servicing Fee Rate
      Required Participation Percentage
      Subordination Factor
      Expected Accumulation Period
      Expected Final Payment Date
      Initial Settlement Date
      Spread to Index

Series XXXX-X MONTHLY REPORTING
                                                                        Swap
                                                                       Subordi-     Aggregate            Excess
                             Series XXXX-X   Invested  Subordinated     nated     Subordinated        Funding Acct
Principal Receivables            Total        Amount      Amount        Amount       Amount     Excess   (Cash)     Certificates
---------------------        ---------------------------------------------------------------------------------------------------
Series Allocation
 Percentage
Beginning Balance
 Floating Allocation
  Percentage

Principal Collections
New Principal Receivables
Principal Default Amounts
Receivables Added for
 Additional Accounts
Controlled Accumulation
 Shortfall
Monthly Principal Accumulated
 Principal Allocation
  Percentage


Ending Balance
 Floating Allocation
  Percentage
Pool Factor


Non-Principal Receivables
-------------------------
Total Interest Collections
 Interest Collections
 Interest Collections
  on "D" and "L" Accounts
Recoveries on Receivables
 Written off
Investment Income

Subordinated Amount &
   Reserve Fund                 Current       Previous
---------------------           -------       --------
Beginning Subordination Amount
 Required Subordination Draw
  Amount
 Excess Servicing
Required Subordinated Amount                                                      Series XXXX-X



                                                                            2


Available Subordination Amount
                 as of:

Initial Subordinated Amount

Incremental Subordination Amount
  Default Receivables
 Overconcentration Amount
 Installment Balance Amount
 Other Ineligible Amounts

Beginning of Period
 Seller's Participation Deficiency
 Required Reduction of Invested
  Amount

End of Period
 Seller's Participation Deficiency
 Required Reduction of Invested
  Amount

Beginning Reserve Fund Balance
Reserve Fund Required Amount
Reserve Fund Draw
Reserve Fund Deposit Amount
Ending Reserve Fund Balance

Beginning Yield Supplement Account
  Balance
Yield Supplement Account Draw
Yield Supplement Account Deposit
Ending Yield Supplement Account
  Balance
Required Interest Distributions           Current      Previous
-------------------------------           -------      --------
Available Non-Principal Collections
 Investor Non-Principal Collections
 Subordinated Non-Principal
  Collections
Investment Income
Total Non-Principal Available

Monthly Interest
 [Index]
 Spread to [Index]
 Certificate Rate
 Servicing Fee Rate
 Asset Receivables Rate
 Certificate Rate


                                                                            3


 Accrual From
 Accrual To
 Days in Period

Interest Shortfall
Additional Interest

Carry-over Amount
Carry-over Shortfall
Additional Carry-over Shortfall

Monthly Servicing Fee
Investor Monthly Servicing Fee

Reserve Fund Deposit Amount

Investor Default Amount

Excess Servicing and Subordinated
  Collections
Excess Subordinated Non-Principal
  Collections
Excess Servicing

Yield Supplement Draw

Deficiency Amount

Required Principal Distributions
--------------------------------
Investor Principal
Seller Monthly Principal

Funding Account Balances                 Beginning     Reinvested   Deposits  Withdrawals  Ending
------------------------                 --------------------------------------------------------
Excess Funding Account
Principal Funding Account
  Total


Ending Series Allocation Percentage
  (SAP)
Ending Pool Balance
SAP*Pool Balance
Reserve Fund Balance
Yield Supplement Account Balance
Total Funding Account Balances
Total Assets

Summary of Investor Distributions        Actual     Per $1000    Start Tracking Accumulation Period Length ?
---------------------------------        ------     ---------    -----------------------------------------
Investor Monthly Principal
Investor Monthly Interest
Total Investor Distributions